                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 2)


      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                    NETSOL INTERNATIONAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

      PRELIMINARY PROXY AND REVOCATION OF CONSENT SOLICITATION STATEMENT,
                   SUBJECT TO COMPLETION, DATED JUNE 4, 2001


                       [NETSOL INTERNATIONAL LETTERHEAD]


June   , 2001


Dear Fellow Stockholder:


    As required by the SEC's rules, we mailed to you a notice of special meeting dated June 1, 2001 and NetSol Shareholders Group, LLC mailed to you their proxy
and consent solicitation statement dated June   , 2001 related to a special
meeting of our stockholders to be held on June 11, 2001 at our principal executive offices in Calabasas, California.


    NetSol Shareholders Group, LLC, or the group, is soliciting proxies to take the following actions at the special meeting, or in the alternative, written consents to take the following actions without a shareholders meeting: (1) to amend our bylaws to increase the size of your eight member board of directors to fifteen directors, and (2) to elect seven new directors to fill the vacancies created on our board of directors by the board expansion. If the group's first proposal, expanding the board of directors to almost twice its current size, fails, its second proposal, electing the seven additional directors, will not be considered. However, if the group's first proposal is successful, we ask that you vote to fill the newly created vacancies with our nominees rather than the group's nominees. If the group's first proposal fails, we ask that you approve amendments to our articles of incorporation and bylaws to prevent future insurgents, such as the group, from bringing proxy challenges which distract our management team from its job of growing your company.

    Let us tell you briefly in this letter, and in detail in the attached proxy and consent solicitation statement, why you should vote to keep your board of directors and management team in place.

    1. In the past year we have focused on our core competency of software development for the leasing and finance industries, and it is paying off. We curtailed our non-core businesses which will significantly reduce our operating losses and our expenses. We are now driving our team of engineers in Lahore, Pakistan to truly capitalize on our software cost advantages. We are ISO 9001 certified in Pakistan, and have signed contracts with three units of Daimler-Chrysler.

    2. We plan to begin introducing our Enterprise Resource Planning software applications into the North American market during the first half of fiscal 2002.

    3. We have a large portion of our net worth invested in your company. Four of our directors have over fifty percent of their personal wealth invested in our common stock. Each of our current directors owns at least 50,000 shares of our common stock. As you can see, our interests are aligned with yours in a very serious way.

    4. As mentioned in their proxy and consent statement, the group's proposed expanded board may explore the sale of your company when valuations in the software sector are the lowest they have been in several years.

    5. Members of the group have encouraged management to consider a transaction with Netgateway, Inc. The group's nominees include Don Danks and Shelly Singhal, both directors of Netgateway, the very company which the group may intend to combine with NetSol. Mr. Danks is also chief executive officer of Netgateway. Mr. Danks and Mr. Singhal would, therefore, sit on both sides of the negotiating table.


    6. We have serious concerns about the ability of the group's proposed expanded board to operate our business. They have failed to propose any individual who has experience in running an international company with a major development facility in the Indian sub-continent. According to their biographies, the proposed slate includes a hedge fund manager, a racing car company owner and a couple of Wall Street financiers.



    No matter how few shares you hold, please return the enclosed WHITE proxy card and YELLOW revocation of consent card as soon as possible.


                                Sincerely yours,

     Najeeb Ghauri            Nasim Ashraf             Waheed Akbar             Salim Ghauri
     Irfan Mustafa            Naeem Ghauri             Shahab Ghauri


   We first sent or gave this proxy and consent solicitation statement to our
                    stockholders on or about June   , 2001.

                           NETSOL INTERNATIONAL, INC.
                         24025 PARK SORRENTO, SUITE 220
                              CALABASAS, CA 91302

                            ------------------------


             PROXY AND REVOCATION OF CONSENT SOLICITATION STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS



                                 JUNE   , 2001


                            ------------------------


    Your board of directors, not including Mr. Burch, are providing this proxy and revocation of consent solicitation statement and the accompanying WHITE proxy card and YELLOW revocation of consent card to you in connection with your board of directors' solicitation of (a) proxies for use at a special meeting of our common stockholders to be held on June 11, 2001, beginning at 9:00 a.m. (local time), at our principal executive offices, 24025 Park Sorrento, Calabasas, California, and any and all adjournments or postponements of the special meeting and (b) revocations of consent in opposition to the solicitation of NetSol Shareholders Group, LLC of written consents from the shareholders of NetSol International, Inc.



    The special meeting has been called solely to consider and act on the following:



1) A proposal submitted by the Netsol Shareholder Group, LLC to amend our bylaws to increase and fix the number of authorized directors of the company at fifteen;



AND IF THE FIRST PROPOSAL IS SUCCESSFUL,



2) The election of seven persons to fill the newly created vacancies by electing nominees of your board named in this proxy and revocation of consent solicitation statement or nominees of the group named in its proxy and consent statement dated May 17, 2001, to serve as directors of your company;



AND IF THE FIRST PROPOSAL IS NOT SUCCESSFUL, CONSIDER AND ACT ON OUR PROPOSALS
  TO,



3) Amend our articles of incorporation to remove cumulative voting in the election of our directors;



4) Amend our articles of incorporation to provide for a classified board of directors so each of our directors is elected for a three year term with one-third of our board standing for election each year;



5) Amend our articles of incorporation and bylaws to provide that any action required or permitted to be taken by the stockholders may be effected only at an annual or special meeting of stockholders, and not by written consent of stockholders;



6) Amend our articles of incorporation and bylaws to provide that only our chief executive officer, president, chairman of the board or board of directors may call a special meeting of stockholders;



7) Amend our articles of incorporation and bylaws to provide for an advance notice procedure for the nomination, other than by or at the direction of the board of directors or a committee of the board of directors, of candidates for election as directors as well as for other proposals to be considered at meetings of stockholders;



8) Amend our articles of incorporation and bylaws to provide that our directors may only be removed from office for cause;

9) Amend our articles of incorporation and bylaws to provide that the affirmative vote of holders of at least 66-2/3% vote of the outstanding voting stock be required to amend our bylaws or amended articles of incorporation;



10) Amend our articles of incorporation to authorize 5,000,000 shares of undesignated preferred stock with right, preferences and privileges to be designated by our board without your vote; and



11) Amend our articles of incorporation to provide for limited liability for our directors, officers and other agents of our company.


    We will bear the cost of preparing and mailing the notice of the special meeting, this proxy and consent solicitation statement and WHITE proxy and consent card and the cost of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to our stockholders. We engaged MacKenzie Partners, Inc., or MacKenzie, to assist our board of directors in its solicitation. We will pay MacKenzie $5,000, reimburse it for its expenses and indemnify it against liabilities, including liabilities under the securities laws. Our officers or employees may solicit proxies or consents either in person, by telephone or other electronic means and they will not receive separate or additional compensation for their solicitation efforts. Our total costs in connection with our board's solicitation of proxies and consents are currently expected to total approximately $175,000 and to date are approximately $95,000.


    We are holding a special meeting of stockholders in response to an April 27, 2001, request letter by the Blue Water Master Fund, L.P. This request conformed with our current bylaws, which allows any one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at a meeting to call a special meeting. On the same date, the group filed its preliminary proxy statement with the SEC. In response, on May 7, 2001, we filed a preliminary proxy statement opposing the group's solicitation. The group's request and proxy statement, as originally filed, asked our stockholders to vote in favor of their proposed amendment to our bylaws increasing the size of our board from eight to fifteen directors and to elect new board members comprised of their hand-picked nominees to fill the newly created vacancies.



PROPOSAL NO. 1 OF THE GROUP AND PROPOSAL NO. 2.


    A group of five dissident stockholders led by Blue Water Master Fund, L.P., calling themselves NetSol Shareholders Group, LLC, are attempting to take complete control of your company. One member of the group of five dropped out so the group is now four stockholders. Rather than risking their capital in support of their ability to grow your company through purchasing your shares in order to get control, they are soliciting your proxy to vote at the special meeting or, alternatively, your written consent in lieu of the special meeting, to
(1) amend our bylaws to expand your current eight member board of directors by increasing and fixing the number of authorized directors of the company at fifteen directors and (2) appoint seven of their hand-picked nominees to the board, by means of BLUE proxy cards.


    YOU SHOULD NOT SIGN ANY BLUE PROXY CARD OR GREEN CONSENT CARD OR OTHER FORMS THAT MAY BE FURNISHED TO YOU BY THE SHAREHOLDER GROUP.


A SUMMARY OF YOUR BOARD'S PLANS FOR NETSOL


    In December 2000, your board of directors and management conducted a comprehensive strategic analysis of our global operations. Historically, we were an offshore-based software development company. In recent years, while continuing our software development business, we expanded into the areas of information technology and management consulting, systems integration and outsourcing services. As part of its analysis, your board decided to focus on building our software development and services business, which is now our core business again, and to significantly scale down other business activities, such as Internet and infrastructure businesses. In focusing on its software development and design business, your board also adopted a plan to expand into North America and Asia. In connection with this effort, during 2001, we scaled down our Internet-focused and e-commerce operations in the United Kingdom and in Germany and our Internet service provider operation in Karachi, all of which were not tied to our core business. All that remains to be implemented under our strategic plan outlined in our December 2000 board meeting is expanding our software development and services business into North America and Asia.



    We believe the operational performance over the past nine months of our core competency of software development has been strong. In the past eighteen months, we added, as customers four of our largest software customers by revenue to date, VoiceStream Wireless USA, Daimler-Chrysler Financial Services Australia, Daimler-Chrysler Financial Services Singapore, and Daimler-Chrysler Financial Services Taiwan. We are continuing to target high revenue customers and grow our customer base. Since your board refocused our company on software development in December 2000, we added, as software customers with orders in excess of $25,000, Wells Fargo Bank, Askari Leasing and Citibank Pakistan. We also launched new products, including a product called our Contract Management System, or CMS, which is our comprehensive lease asset-based application suite.


    Since the April 2000 Nasdaq market decline, many technology companies have been delisted, or worse, dissolved. We, on the other hand, are managing our way through difficult times. Our revenues in each period this year have increased over or stayed consistent with the same periods last year, despite the global decrease in technology related spending. Our net sales were $1,850,249 for our third quarter of fiscal 2001, which ended March 31, 2001. This was comparable to net sales of $1,858,348 for the same quarter in fiscal 2000. Current year-to-date sales are $5,761,234, a 14% increase from year-to-date sales for the comparable period of fiscal 2000.


    We announced on May 14, 2001 that we divested our German subsidiary, Supernet AG. We took this action to continue on our plan of focusing on our core business. A positive by-product of this action is our expectation that more than $600,000 of liabilities will be shed. The formal agreement will be closed on June 15, 2001. We also announced we are moving forward on our previously declared intention to significantly scale down our network focused operations at our U.K. subsidiary, Network Solutions Group, which was acquired in August 1999. As a result of this scaling down, we recorded a one-time non-cash charge to earnings in the third quarter for impairment losses on purchased intangible assets.


    Since your board refocused our company on software development in December 2000, our Asian operations in Pakistan have reported increased revenues. In Pakistan, our products have been validated through ISO 9001 certification. Unfortunately, recent improvements in our business, its prospects and our financial results have not been rewarded in the equity market. Since the market downturn in the technology sector in April 2000, we believe our stock has, in general, done slightly better than competitor software stocks such as Scient Corp., Viant Corporation and iGate Capital.


    As you know, members of your board of directors are substantial stockholders of ours. As a result, your board has their own money on the line awaiting a return of proper valuations in the software sector of the U.S. equity markets. Your board views enhancing stockholder value as its primary objective. Over the past year, while taking the actions described above to improve operating performance, your board of directors also examined many strategies for enhancing stockholder value through expansion into North American and Asian markets, acquisitions and other transactions.


    Having proved our software in the Asian market by adding customers and generating higher margin revenue, we are poised to begin introducing our Enterprise Resource Planning software applications into the North American market by the first half of fiscal 2002. We plan to do this by setting up a team of marketing and sales experts to market and sell our products and services in North America. As you know, each additional sale of software has a low marginal cost. This means that if we are successful in our plans to introduce our products into North America, we expect to achieve significant growth in our operating ratio.


    You can act today to protect your investment in NetSol. Whether or not you have previously signed a blue proxy or consent card, please sign and date the enclosed WHITE proxy card and YELLOW revocation of consent card and return them in the enclosed postage-paid envelope. Our special meeting will be held on June 11, 2001, so it is important that you send in the WHITE proxy card and YELLOW revocation of consent card today.


    YOUR BOARD OF DIRECTORS UNANIMOUSLY (WITH MR. BURCH ABSTAINING) URGES YOU TO OPPOSE THE GROUP'S SOLICITATION.

YOUR BOARD'S PROPOSALS


    In addition to urging you to oppose the group's solicitation, your board of directors, not including Mr. Burch, solicits your vote to approve proposals 3 through 11 to amend and restate our amended articles of incorporation and bylaws to:



    - provide for the elimination of cumulative voting in the election of directors;



    - provide for a classified board of directors so each of our directors is elected for a three year term with one-third of your board standing for election each year;



    - provide that any action to be taken by our stockholders take place only at our annual meetings or a special meeting of our stockholders, and not by written consent of our stockholders;



    - provide that only our chief executive officer, president, chairman of the board or board of directors may call a special meeting of stockholders;



    - provide for an advance notice procedure for the nomination, other than by your board of directors, of candidates for election as your directors as well as for other proposals to be considered at our meetings of stockholders;



    - provide that our directors may only be removed from office for cause;



    - provide that the holders of at least 66 2/3% of our outstanding voting stock vote in favor of any amendment to our bylaws and some amendments to our articles of incorporation;



    - authorize 5,000,000 shares of undesignated preferred stock, with rights, preferences and privileges to be designated by your board without your vote; and



    - provide for limited liability for our directors, officers and other agents.



    We believe that, if approved, proposals 3 through 10 to amend our bylaws and articles of incorporation would provide for greater continuity, stability and independence of your board of directors and discourage non-negotiated takeover attempts, particularly those involving unequal treatment of our stockholders. In addition, we believe proposal 11 to amend the bylaws and articles of incorporation to permit our company to limit the liability of our directors and to provide indemnification to our officers, directors, and employees will assist us in attracting and retaining the most capable individuals to serve as our officers and directors.



    The above descriptions are only a summary of our proposals to amend and restate our articles of incorporation and bylaws and are qualified in their entirety by reference to the full text of the amended and restated articles and bylaws, copies of which are included in this proxy and revocation of consent statement as Appendix A and B.

    See also "Overall Anti-Takeover Effect of Proposals 3--10 of your Board" and "Purpose and Effect of Specific Board Proposals" below for additional important information about your board's proposals.



OVERALL ANTI-TAKEOVER EFFECT OF PROPOSALS 3--10 OF YOUR BOARD



    Currently, our corporate governance provisions do not provide anti-takeover protections to discourage unsolicited attempts to take control of our company, nor are there contractual provisions such as employment agreements or loan agreements with material anti-takeover impacts. If adopted, the overall effect of proposals 3 through 10 to amend our bylaws and articles of incorporation may be to discourage or hinder proxy contests, tender offers or unsolicited merger transactions. This may be disadvantageous to you to the extent that it has the effect of discouraging a future takeover attempt which is not approved by your board of directors, but which a majority of our stockholders may deem to be in their best interests or in which our stockholders may receive a substantial premium for their shares over the current market value or over their cost basis in such shares. As a result of proposals 3 through 10, stockholders who might want to participate in potential change of control transactions may not have an opportunity to do so. In addition, to the extent that our proposals enable your board of directors to resist a takeover or a change of control of our company, your board could make it more difficult to remove your existing board and management, even if removing them was beneficial to you. Other than the amendments to our bylaws and articles of incorporation described in this proxy and revocation of consent statement, your board of directors does not currently intend to propose other anti-takeover measures in the future. See "Purpose and Effect of Specific Board Proposals" below for additional information on the possible anti-takeover effects of a specific proposal.



PURPOSE AND EFFECT OF SPECIFIC BOARD PROPOSALS



    A summary of the material effects and purposes of the board's specific proposals to amend and restate our articles of incorporation and bylaws include:



    PROPOSAL NO. 3 TO ELIMINATE CUMULATIVE VOTING. Our articles of incorporation currently allow cumulative voting. Under cumulative voting, each of you is entitled to cast as many votes as there are directors to be elected multiplied by the number of shares registered in your name. You may cast all of your votes for a single nominee or may distribute them among any two or more nominees. Without cumulative voting, the holders of a majority of the shares present or represented at an annual meeting will be able to elect all our directors to be elected at that meeting, and no person could be elected without the support of a majority of the stock held by those stockholders. For example, a person or persons holding shares or proxies representing less than a majority of the shares present will not be able to elect any directors as they might if cumulative voting were applicable. The elimination of cumulative voting would prevent minority stockholder interests adverse to our company and adverse to a majority of our stockholders from obtaining representation on our board of directors. The absence of cumulative voting would also mean that minority stockholders, like the group, lose a means of having their voice heard in the management of our company.



    PROPOSAL NO. 4 FOR A CLASSIFIED BOARD OF DIRECTORS. Under our current bylaws, all your directors are elected at each annual meeting of our stockholders and hold office until our next annual meeting. A classified board is permitted under Nevada law if at least one fourth of a corporation's directors are elected annually. Our proposed amended and restated articles of incorporation will divide your board of directors into three classes. Each of your directors will be elected to a three year term and each year only one-third of the seats on your board will be up for election. If your board is classified, at least two annual stockholders meetings, instead of one, may be required to replace a majority of your board. The division of your board into classes so only one-third of your board is up for election annually may have the effect of discouraging or delaying efforts to acquire control of the your company through a change in the composition of your board and may make it more difficult for our stockholders to change the majority of our board even when the reason for the change may be the performance of your board.



    Our proposal to amend our articles of incorporation to create a classified board would also permit your board of directors to fill vacancies on your board. Individuals appointed by your board to fill vacancies on your board would hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until the director's successor had been duly elected and qualified. Under our current bylaws, a vacancy on your board of directors is filled by the vote of a majority of the outstanding voting shares present or represented and entitled to vote at a meeting of our stockholders or by the written consent of the majority of our outstanding voting shares. This means that any vacancy on your board would continue unfilled until our next stockholders meeting. Currently, an elected director holds office until the next annual meeting, which is approximately a one year term. If our proposal is approved and a vacancy on your board occurred, an individual might be appointed by your board who could potentially serve for as long as a director's full three year term.



    PROPOSAL NO. 5 AND NO. 6 REGARDING ACTION BY WRITTEN CONSENT; SPECIAL STOCKHOLDER MEETINGS. Under our current bylaws, our stockholders may take any action permitted at an annual or special meeting without a meeting if done by written consent, and stockholders may call a special meeting of our stockholders. Under Nevada law, stockholders' ability to take action by written consent may be eliminated in the articles or bylaws of a corporation. If you approve the proposed amended and restated bylaws and articles of incorporation, the power of our stockholders to act without a meeting by written consent and to call a special meeting of our stockholders will be eliminated.



    Elimination of the ability of our stockholders to act unilaterally by written consent and to call special meetings would mean that proposals for stockholder action such as proposed amendments to our bylaws or removal of our directors could be delayed until our next annual stockholders meeting. This means your board would need to devote time and energy to stockholder proposals only once a year, permitting them to spend the remainder of the year running your company. Eliminating unilateral stockholder action by written consent and the ability to call special meetings may have the effect of discouraging or delaying efforts to acquire control of our company. Elimination of these provisions would make more difficult or discourage a hostile merger, proxy contest or the assumption of control of our company by a large stockholder or group of stockholders without consent of your board. Because these provisions may allow your board of directors to resist a takeover or change in control by requiring that actions of our stockholders be submitted at a duly called and convened meeting, your board has greater power in negotiating with any potential acquiror.



    PROPOSAL NO. 7 REGARDING NOTIFICATION REQUIREMENTS FOR STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS. Our current bylaws do not require stockholders to provide us with advance notice of any proposals or director nominations that stockholders seek to make at our annual or a special meeting of our stockholders. Our proposed amended and restated bylaws require that stockholders seeking to make stockholder proposals must: (i) notify us of the proposal not fewer than 120 days before the date of the meeting; (ii) disclose adequate information about the proposal to our board of directors; and (iii) provide information about our stockholders making the proposal. In addition, our amended bylaws would require that stockholders' director nominations be in writing and contain adequate information about the nominee. These prior notice provisions would give our board of directors advance notice of possible hostile stockholder proposals and director nominations, and provide our board of directors with additional time to develop a response.



    PROPOSAL NO. 8 REGARDING PROHIBITION AGAINST REMOVAL OF DIRECTORS WITHOUT CAUSE. Our current bylaws provide that our directors may be removed without cause from office, in accordance with Nevada law, if holders of two-thirds of our outstanding voting stock vote for removal. If approved, the proposed amendments to our bylaws and articles will provide that unless our board determines that removal of a director is in the best interest of our company, directors may only be removed from office for cause. These amendments may make a change of control of our company more difficult, and therefore less likely which would have the effects described above in Proposal 4. The proposed amendments may also make the removal of directors more difficult even if beneficial to our stockholders.



    PROPOSAL NO. 9 REGARDING STOCKHOLDER APPROVAL TO AMEND BYLAWS AND
ARTICLES. Nevada law provides that stockholders holding at least a majority of a corporation's outstanding shares may amend its articles of incorporation, unless otherwise provided in that corporation's articles of incorporation. Our bylaws and articles of incorporation currently permit a group of stockholders holding at least a majority of the outstanding shares of our stock to amend our bylaws and articles. Under our proposed amended and restated articles of incorporation and bylaws, the vote of stockholders holding 66 ( 2)/(3)% of our company's stock will be required for stockholders to amend or repeal our bylaws and the portion of our amended and restated articles of incorporation related to our board of directors and stockholders' meetings. These provisions will make it more difficult for a group of insurgent stockholders to amend your bylaws and articles of incorporation.



    PROPOSAL NO. 10 TO AUTHORIZE UNDESIGNATED PREFERRED STOCK. Authorizing undesignated preferred stock will provide your board with the flexibility to issue up to 5,000,000 shares of preferred stock in series and with rights, preferences and privileges, as your board may determine, without requiring your prior vote. From time to time, your board may determine that the designation and issuance of preferred stock with rights and preferences is necessary to serve corporate purposes. THIS MAY INCLUDE INSTANCES, LIKE THIS CURRENT PROXY CONTEST, INVOLVING UNSOLICITED ATTEMPTS TO TAKE OVER OUR COMPANY.



    If approved, this proposal could serve as an anti-takeover measure because your board, without requiring prior stockholder approval, could issue preferred stock with particular rights and preferences, including preferable voting, liquidation, dividend or other rights. Your board could authorize issuance of the preferred stock to a party friendly to the existing management, to hinder the efforts of those seeking to effect a merger or gain control of our company.



    Shares of authorized and unissued stock could, within the limits imposed by applicable law, be given terms or be issued in one or more transactions that would make a takeover of our company more difficult, and therefore less likely. The issuance of additional shares of preferred stock could also be used to dilute the stock ownership of persons seeking to obtain control of our company through a "poison pill." Shares of undesignated preferred stock could be used to make acquisitions or to enter into other transactions that might frustrate potential acquirors. This could have the effect of decreasing the market price of our common stock. In addition, any preferred stock designated and issued could have rights equal to or superior to those of our outstanding common stock and could adversely affect your voting or other rights in our common stock.



    Finally, any issuance of additional stock could have the effect of diluting the earnings per share and book value per share of all outstanding shares of our common stock, and not just diluting the stock ownership or voting rights of persons seeking to obtain control of our company. While this proposal would permit your management to privately place preferred stock with friendly parties or to create a poison pill, your board currently does not intend to enter into this type of transaction with any parties. Your board does not presently contemplate the designation and issuance of any undesignated preferred stock.



    PROPOSAL NO. 11 REGARDING DIRECTOR LIMITED LIABILITY. Today our bylaws provide only limited liability protection to our directors. The proposed amendments to our articles of incorporation would eliminate any personal liability of a director or officer to us or to our stockholders for monetary damages for breach of fiduciary duty as a director of officer, as permitted under Nevada laws. A director or officer could still be liable for (i) acts or omissions involving intentional misconduct, fraud or a knowing violation of the law or (iii) the payment of unlawful distributions to stockholders.

    Our proposal will provide liability protection to our directors and officers to the extent permitted under current applicable laws. Under our proposal, if these laws are amended in the future to further limit the liability exposure of directors and officers, our directors and officers may not receive the additional protections afforded under these revised laws. If approved, our proposal would not apply retroactively to provide our current directors liability protection for actions taken prior to approval of this proposal. Following approval, a current or future director or officer of our company could not be held liable for monetary damages to our company or our stockholders for gross negligence or lack of due care in carrying out his or her fiduciary duties as our director or officer. A director could still, however, be liable if the director acted in bad faith or in a manner he or she actually believed to be opposed to the best interests of our company.



    In addition, our directors and officers could still be liable for their actions under federal laws, including securities laws, and our proposal would not eliminate the rights of our stockholders to pursue equitable remedies or any other causes of action against our directors under these federal laws.



    We seek to retain the most capable individuals available to serve as our officers and directors. Your board of directors believes that providing limited liability protection to our directors and officers will be a significant factor in attracting talented individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. To date, we have not experienced difficulty in attracting and retaining qualified directors but the matter of personal liability is potentially a matter of concern in serving as a director. You should note, however, that there may be an inherent conflict of interest in our board of directors' recommendation of the proposed amended and restated bylaws and charter due to the interest of the members of the board of directors in obtaining the protection of these limited liability provisions.



WHAT YOU SHOULD DO NOW



    - SIGN AND MAIL BACK THE WHITE PROXY CARD AND YELLOW REVOCATION OF CONSENT CARD; AND



    - DO NOT SIGN OR MAIL IN THE BLUE PROXY CARD OR GREEN CONSENT CARD OR ANY OTHER FORMS WHICH MAY BE SENT TO YOU BY THE SHAREHOLDER GROUP.



    Even if you previously signed and returned a BLUE proxy or consent card, you have a right to change your vote. You may revoke your GREEN consent card by
(1) signing and returning the YELLOW revocation of consent card dated after the date of your GREEN consent card, and either marking the "revoke consent" box or not marking any boxes or (2) by giving written notice of your revocation to us either by mail, fax machine, email or other transmission. You may revoke your BLUE proxy card by (1) signing and returning the WHITE proxy card dated after the date of your BLUE proxy card or (2) by giving written notice of your revocation to us either (a) by mail, fax machine, email or other transmission or
(b) in person at the special meeting before your BLUE proxy card is voted. See "Proxy Procedures" and "Written Consent Procedures" below.



    If your shares are held in "street name," only your broker or banker can vote your shares. Please contact the person responsible for your account and instruct that person to vote the WHITE card proxy and YELLOW revocation of consent card on your behalf today.



    We have retained MacKenzie Partners, Inc. to assist in communicating with you in connection with our solicitation and to assist in our efforts to obtain proxies and revocations of consent. If you have any questions about how to complete or submit either your WHITE proxy card or your YELLOW revocation of consent card or any other questions, MacKenzie Partners, Inc., will be pleased to assist you. You can reach MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at proxy@mackenziepartners.com.


PROXY PROCEDURES


    If you give a proxy on the enclosed WHITE proxy card or on the BLUE proxy card, you may revoke it at any time prior to the actual voting at the special meeting by:


    - attending the special meeting, filing written notice of the termination of the appointment with one of our officers, and voting in person; or


    - filing a new written subsequently dated appointment of a proxy with one of our officers.



    If your revocation is received after the vote at the special meeting, it will not be effective. Unless you revoke your proxy prior to the special meeting, it will be:


    - voted at the special meeting; and

    - if you specified a choice as to how to vote your shares, the proxies will vote for you in accordance with your choice.


    All of your shares will be voted at the meeting in the manner you indicate on your WHITE proxy card. If no choice is specified on your WHITE proxy card, but you properly signed, dated and returned the WHITE proxy card, the proxies named in the WHITE proxy will vote all shares represented by those proxies against the group's proposal to amend the bylaws, and if the bylaw amendment passes, in favor of the nominees to our board of directors we describe in this document. If the group's bylaw amendment is not approved, the proxies named in the WHITE proxy card will also vote all shares represented by those proxies in favor of our proposals to amend and restate our articles of incorporation and bylaws.



    The only other matters that could properly come before the meeting are ministerial matters like adjournment. Unless you indicate otherwise on the WHITE proxy card, the proxies named in your WHITE proxy card will have the power to vote your shares on other matters in your proxies' discretion.


WRITTEN CONSENT PROCEDURES

    Under Section 78.320 of the Nevada Revised Statutes, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of stockholders of a Nevada corporation may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for that action at a meeting, then that proportion of written consents is required.


    Thus, unrevoked consents of the holders of not less than a majority of the shares of common stock outstanding and entitled to vote on the record date must be obtained to adopt the group's proposals to amend our bylaws and elect the group's nominees to our board of directors. Since consents are required from the holders of record of a majority of the outstanding shares of our common stock in order for the group's proposals to be adopted, an abstention from voting on the group's GREEN consent card, signing and returning the group's GREEN consent card marked to indicate the withholding of consent to the proposals, or a broker non-vote, will have the practical effect of a vote against the group's proposals.


    On May 11, 2001, your board of directors established a record date for shareholders entitled to consent of the close of business on May 11, 2001. As of the record date, there were 11,545,503 shares of our common stock issued and outstanding. Each share entitles the holder to one vote.

    You may revoke any previously signed GREEN consent card by signing, dating and returning a YELLOW revocation of consent card in the postage-paid envelope provided. A consent may also be revoked by delivery of a written revocation of consent to the group. You are urged, however, to deliver all consents to MacKenzie Partners, Inc., the firm assisting us in this solicitation. We request that if a revocation of consent is instead delivered to the group, a photostatic copy of the revocation should also be delivered to MacKenzie Partners, Inc., so that we will be aware of all revocations. Any revocation of consent may itself be revoked at any time by signing, dating and returning to the group a subsequently dated GREEN consent card.



    The group could cease the solicitation of consents once the group has determined that it has valid and unrevoked consents representing a majority of the issued and outstanding shares of our common stock as of the record date. Accordingly, if you have executed a consent and desire to revoke your consent, please sign, date and mail the YELLOW revocation of consent card as soon as possible.



    If any shares of our common stock that you owned on the record date were held for you in an account with a stock brokerage firm, bank nominee or other similar "street name" holder, you are not entitled to vote such shares directly, but rather must give instructions to the stock brokerage firm, bank nominee or other "street name" holder to grant or revoke consent for your shares of our common stock held for your account. Accordingly, you should contact the person responsible for your account and direct him or her to execute the enclosed YELLOW revocation of consent card on your behalf. You are urged to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us in care of MacKenzie Partners, Inc. so that we will be aware of your instructions and can attempt to ensure that your instructions are followed.



    You have the right to revoke any consent you may have previously given to the group. To do so, you need only sign, date and return in the enclosed postage paid envelope the YELLOW revocation of consent card which accompanies this document. If you do not indicate a specific vote on the YELLOW revocation of consent card with respect to the group's proposals, the card will be used in accordance with our board's recommendation to revoke any consent with respect to the group's proposals.



    If you are against the group's proposals and have not signed the group's GREEN consent card, you may show your opposition to the group's proposals by signing, dating and returning in the enclosed postage paid envelope the YELLOW revocation of consent card which accompanies this document. This will enable us to keep track of how many of our stockholders oppose the group's proposals.


VOTING AT OUR SPECIAL MEETING

    Only our stockholders of record at the close of business on May 11, 2001 are entitled to notice of and to vote at our special meeting or any adjournments or postponements of the special meeting. At the close of business on May 11, 2001, there were 11,545,503 shares of our common stock outstanding. You are entitled to one vote for each share of common stock you owned at the record date.


    A majority of the votes entitled to be cast on matters to be considered at our special meeting, present in person or by proxy, will constitute a quorum at our special meeting. If a share is represented for any purpose at the special meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. Broker nonvotes are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. For the proposals to be submitted at this special meeting, brokers will not have the power to exercise discretionary authority.

    Proposal 1 of the group and our proposals 3 through 11 are all proposals which will require amending our bylaws or articles of incorporation. Approval of each of these proposals will require the affirmative vote of a majority of our outstanding voting shares. For each of these proposals, abstentions and broker non-votes will have the effect of a vote against the proposal.



    For Proposal 2, the affirmative vote of a majority of the outstanding voting shares of our common stock present or represented and entitled to vote at the meeting is required to elect each director, unless at least one stockholder requests cumulative voting as discussed below, in which case the seven director nominees with the highest number of affirmative votes will be elected. For this proposal, abstentions and broker non-votes will have no effect on the outcome. Cumulating your votes on this proposal means you may multiply the number of shares you own as of the record date, May 11, 2001, by seven and:


    - give any one candidate whose name has been placed in nomination prior to the voting that total number of votes, or

    - distribute your votes among as many candidates as you choose.

    You may not cumulate your votes unless in accordance with Nevada law at least one stockholder has given written notice in accordance with Nevada law, not less than forty eight hours before our special meeting, of the intention to cumulate votes. If any stockholder gives notice in that manner, all stockholders may cumulate their votes.

    You may inspect the list of our stockholders entitled to vote at the special meeting at our principal executive offices, 24025 Park Sorrento, Suite 220, Calabasas, CA 91302, and at our special meeting.


WHY YOUR BOARD THINKS YOU SHOULD SEND BACK A YELLOW PROXY CARD AND A WHITE
  REVOCATION OF CONSENT CARD


    You should not support the group's attempt to take control of your company. We urge you to consider carefully the following:


    1.  Your board has a track record. They:



       - completed our initial public offering in 1998;



       - moved our common stock to be listed on the Nasdaq Small Cap market in 1999--it was originally only quoted on the over-the-counter bulletin board;



       - completed the acquisition of Mindsources, Inc. (now NetSol USA, Inc.), an information technology consulting service company, in August 1999;



       - completed the acquisition of Network Solutions Pvt. Ltd. in Pakistan in 1998; and



       - completed the acquisition of Intereve of California in March 2001;



       - entered into contracts with four of our largest software customers by revenue to date:


           - Daimler-Chrysler Financial Services Australia;

           - Daimler-Chrysler Financial Services Singapore;

           - Daimler-Chrysler Financial Services Taiwan; and

           - VoiceStream Wireless USA;


       - entered into contracts with our most recent software customers, all within the last six months and valued in excess of $25,000:


           - Askari Leasing;

           - Citibank Pakistan;

           - Wells Fargo Bank;

           - Clinical Interaction; and

           - Leverage Consulting.

    Additionally, under your board's leadership, your company has completed the development or further development and launch of new applications which together we call our Enterprise Resource Planning software applications:

           - Contract Management System, or CMS,

           - Proposal Management System, or PMS,

           - Settlement Management System, or SMS,

           - Electronic Point of Sale, or ePOS, and

           - Wholesale Finance System, or WFS.

    2. Your board is optimistic about its ability to position your company for long term growth by (a) focusing on industries we know well--the leasing and finance business, (b) continuing to exploit the significant cost advantage we enjoy because of our development center in Lahore, Pakistan, and (c) leveraging the team that we built into a near-term revenue generating consulting force.

    LEASING AND FINANCE. Members of your board and our management team have extensive experience in the leasing and finance business. The leasing and finance business is very complex and requires multi-layered workflows. Our PMS and CMS applications fully automate these processes, and our 275 engineers and technical team in Pakistan and 25 member team outside Pakistan have invested hundreds of man years of engineering time in creating such applications.

    OUR COST BASE. Your board and management team have extensive contacts in Pakistan. We have a team of over 275 software engineers in Lahore, Pakistan. We enjoy significant cost advantages of having an offshore team. In some instances, offshore labor costs can be as little as one-eighth of the labor costs incurred by domestic software development houses. Our challenge is in preserving this cost advantage by effectively managing delivery from an offshore center and, therefore, we need experienced senior management to oversee this complex process. In general, the software products business is characterized by high contribution margins for each additional sale of product. With a lower fixed-cost base, in the form of our Lahore team, more of that contribution margin is expected to flow into our net income.

    LEVERAGE OUR TEAM. Our development team brought the five new applications comprising our Enterprise Resource Planning software to market in the last two years. We have excess capacity in the near term, and intend to use this capacity to win new customers in the current competitive pricing environment through our significant cost advantages.

    3. Your board of directors has taken the following steps which have been and are expected to be successful in improving operating results.

    DEVELOPED SUITE OF NICHE SOFTWARE APPLICATIONS. We developed a suite of software for use in the automobile finance and leasing industries that we expect will drive revenues in 2001 and 2002, mainly our CMS, PMS, SMS, ePOS and WFS.


    ATTRACTED NEW CUSTOMERS. In the past 12 months, we have doubled our customer list, adding customers such as Volvo Australia, Wells Fargo Bank, Askari Leasing, Citibank Pakistan, Ilas of Germany, Clinical Interaction, St. George Bank Australia and VoiceStream Wireless USA, to name a few. A key accomplishment included the signing of a CMS system contract with Daimler-Chrysler in Australia, Singapore and Taiwan, valued at approximately $1.8 million to be recognized over 1.25 years using percentage of completion accouting rules. These three Daimler-Chrysler customers are some of our key customers, representing approximately 15% of our revenues for the 12 months ended March 31, 2001.


    INCREASED REVENUE GROWTH. Our net revenues increased from approximately $3.55 million as of the fiscal year ended 1999 to approximately $6.98 million as of the fiscal year ended 2000, a 97% increase.

Net revenues for the nine months ended March 31, 2000 increased from approximately $5.05 million to approximately $5.76 million for that same period in 2001, a 14% increase.

    IMPROVED OPERATING EFFICIENCY. We scaled down our non-core business activities in the United Kingdom and in Germany. We believe these changes will improve our operating efficiency and result in an improvement in our bottom line in the future. Our gross margin for the nine months ended March 31, 2001 was $3.04 million, or 52.7%. This represents an increase from 48.7% and 42.9% for the fiscal years ended 2000 and 1999, respectively.

    4. Your board has their own money on the line. As of April 30, 2001, members of your board of directors collectively owned 41.4% of the outstanding shares of our common stock.

    5. Your board and the current management team bring years of experience to your company. It is important for you to know that several members of your board have substantial experience in selling software properties. This substantial experience should prove invaluable to your company as we enter a more difficult economic environment and continue to explore options to enhance the value of your investment in our common stock.


    YOUR BOARD RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL NO. 1 TO INCREASE THE SIZE OF OUR BOARD AND VOTE "FOR" THE BOARD'S NOMINEES IN PROPOSAL NO. 2 AND "FOR" PROPOSALS NO. 3 THROUGH NO. 11 WITH RESPECT TO AMENDING AND RESTATING OUR ARTICLES OF INCORPORATION AND BYLAWS BY SIGNING AND RETURNING A WHITE PROXY CARD AND YELLOW REVOCATION OF CONSENT CARD.


    YOUR BOARD ALSO URGES YOU NOT TO SIGN ANY BLUE PROXY OR CONSENT CARD OR ANY OTHER FORMS WHICH MAY BE SENT TO YOU BY THE SHAREHOLDER GROUP.


    Even if you previously signed and returned a BLUE proxy or consent card, you have every right to revoke your proxy or written consent. We urge you to sign, date and mail the enclosed WHITE proxy card and YELLOW revocation of consent card in the postage-paid envelope provided.


WHY YOUR BOARD THINKS YOU SHOULD NOT SUBMIT A BLUE PROXY OR CONSENT CARD

    Your board of directors believes that their own sizable investment in our common stock would be in jeopardy if NetSol Shareholders Group, LLC was successful in its attempt to take control of your company.

    1. THE GROUP HAS NO SIGNIFICANT EXPERIENCE WITH PAKISTANI CULTURE. The majority of our software development takes place in Pakistan. The group has proposed to take control of our board, and has indicated to us that it wishes to replace our current management team. Without the ability to effectively manage cross-culturally, our software development team in Lahore would likely fall apart. Cultural differences between the United States and Pakistan require individuals who have working relationships in Pakistan, who are able to hire and retain the strongest employees, and who have a deep understanding of Pakistani culture. We have a track record of low cost software development with our Pakistani team. Can you see a group led by a 44 year old Wall Street investment banker successfully managing a team of Pakistani engineers?

    2. THE GROUP'S INTERESTS ARE NOT ALIGNED WITH YOUR INTERESTS NEARLY AS WELL AS YOUR CURRENT BOARD'S INTERESTS ARE. As of April 27, 2001, the group reported in its Schedule 13D that it beneficially owned 26.0% of our common stock and your board and its management team beneficially owned over 41.4% of our common stock. Much of your board's personal net worth is tied up in your company. Would you rather be an owner of just another portfolio company that happens to be in the software business of a Netherland Antilles/Cayman Island based private equity fund or part of a company where management had its personal future at stake?

    3. THE GROUP'S OPERATING STRATEGY FOR YOUR COMPANY IS UNKNOWN. The group's filings reveal a number of links with a company called Netgateway, Inc. As we said, the group has two Wall Street financiers who, from an examination of their biographies in the group's proxy statement, are without operating experience. The group also includes the chief executive officer of Netgateway as a member. On January 10, 2001, Netgateway was dropped from the Nasdaq Small Cap market to the over-the-counter bulletin board while your board took our company from the over-the-counter bulletin board to the Nasdaq Small Cap market. The group has not come out and said if they have any specific plans to combine Netgateway with us, but this is a strong possibility, given the fact that, according to its public filings, the group and Netgateway entered into mutual, irrevocable stock option agreements, and two Netgateway directors are included as the group's board nominees. Do you know anything about Netgateway?

    4. THE GROUP WILL STICK YOU WITH THE COST OF ITS TAKEOVER. The group has indicated that if it is successful, we will pay them approximately $250,000 for their troubles. If the first thing they will do with our money is pay themselves, what will be the second thing that they do?

    5. THE GROUP HAS NOT SHOWN ITSELF TO BE THOROUGH. The group initially filed a proxy statement seeking to replace our entire board of directors. Nevada law requires a vote of two-thirds of the outstanding shares entitled to vote to remove an entire board of directors. Your board owned, as of April 30, 2001, 41.4% of our outstanding common stock. Accordingly, there was no mathematically possible way for the group's proposal to be approved. It appears the group did not carefully research this question before they filed a proxy statement with the Securities and Exchange Commission. If they are this careless, what kind of stewards would they be of your investment in our common stock?

    6.  THE GROUP IS PROPOSING A BOARD SIZE THAT IS TOO LARGE TO BE
EFFECTIVE. Most likely because the group recognized its error under Nevada law, the group is proposing to increase the board size to fifteen individuals. Under applicable corporate law, a company is to be managed under the direction of its board. It is difficult to imagine how a group of fifteen individuals will be able to assemble a quorum of its members, debate corporate strategy and make decisions effectively. Do you think we need a board bigger than that of many of the largest publicly traded companies?

BACKGROUND INFORMATION ON THE ELECTION OF OUR DIRECTORS

    Our bylaws authorize eight directors, and state that our stockholders will elect our directors at each annual meeting. Your board is currently comprised of eight members. Our directors are currently elected to serve for a one-year term or until their successors have been duly elected and qualified. If any directors are elected at our special meeting, they would serve until our next annual meeting of stockholders, or until their successors have been duly elected and qualified.


    If a quorum is present at the special meeting and if the group's proposal to amend our bylaws is successful, the seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them will be elected as directors. Only votes cast for a nominee will be counted, and the accompanying WHITE proxy card will be voted "FOR" all of your board's nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying WHITE proxy card to withhold authority to vote for one or more nominees will result in all the nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by that action.


YOUR MANAGEMENT NOMINEES

    BIOGRAPHICAL INFORMATION. We are providing you with information about our nominees for election to our board, each of whom has consented to serve if elected. The business address for our nominees is c/o 24025 Park Sorrento, Suite 220, Calabasas, CA 91302.

    RICK POOLE has been our corporate controller since August 2000, and our corporate secretary since November 2000. Mr. Poole joined NetSol International from Stonefield Josephson, Inc., where he was a senior manager in the firm's audit and attest services division. He was responsible for the delivery of audit and consulting services to a variety of clients in the IT, manufacturing and professional services industries. Mr. Poole is responsible for all aspects of our audit and tax filings, implementing and overseeing financial controls, and compliance of all regulatory filings and requirements in coordination with our CFO. Mr. Poole has a B.S. from California State University at Fullerton, and is a licensed Certified Public Accountant, Certified Fraud Examiner and a member of the American Institute of Certified Public Accountants.

    FRED FIRTH has been the chief executive of Abraxas Software (now NetSol-Abraxas) for over 20 years. Presently, Mr. Firth specializes in the sales and marketing areas of the business. Mr. Firth's knowledge of the automotive sales, finance and insurance industry is considerable. He designed the world's first finance and insurance computer systems for automotive dealerships and has led the drive towards standardization of the systems used by financiers and insurers within Australia and New Zealand. Most of the finance software systems used in the U.K today have been built around Mr. Firth's original designs for the Rover Car Company's finance arm Rover Finance. Before joining Abraxas Software, Mr. Firth held a technical sales and training position with Olivetti U.K. and Australia.

    EUGEN BECKERT is the director of Daimler-Chrysler Financial Services and senior representative of Mercedes-Benz Finance Co. Ltd. Japan, this year having joined Financial Services Asia/Pacific in a special effort regarding the strategic alignment of future business in Japan. Mr. Beckert has worked with Mercedes-Benz, Daimler-Benz, and Daimler-Chrysler for nearly 20 years. He has been instrumental in developing major innovations in the IT of Mercedes-Benz assembly plants, including implementation of a global IT template. He served on the project team responsible for restructuring the headquarters of Daimler-Benz AG in Stuttgart, Germany, and he also set up global IT strategies and organizations for the newly formed Debis Financial Services and Financial Services Asia/ Pacific. By 1995, Mr. Beckert was responsible for control of IT Management in over 50 companies in over 20 countries. Mr. Beckert holds a diploma in economics and engineering from the University of Karlsruhe, Germany.

    JAMES L. ARRINGTON is the former deputy commissioner of the General Services Administration (GSA). He directed GSA's $5 billion annual government-wide IT contracting programs, and, during his tenure, Jim initiated the Multiple Awards
Schedule improvement project. Jim has an extensive technical background, having served as chief of systems at GSA and managing the twelve regional data centers. He has also served as the deputy assistant commissioner, assistant commissioner and director of procurement services. Jim is a graduate of Howard University, and has completed extensive graduate work at the George Washington University and the United States Graduate School.

YOUR BOARD AND ITS MANAGEMENT TEAM

    BIOGRAPHICAL INFORMATION. We are providing you with information about the board of directors who you have ALREADY elected and who, other than Mr. Burch, are participants in this solicitation. The business address for our board members is c/o 24025 Park Sorrento, Suite 220, Calabasas, CA 91302.

                                     DIRECTOR
NAME AND AGE                          SINCE         POSITION WITH THE COMPANY
------------                         --------   ----------------------------------
Najeeb U. Ghauri (46)..............    1997     Chief Executive Officer, Director
Irfan Mustafa (49).................    1997     Chairman of the Board, Director
Salim Ghauri (45)..................    1999     President, Director
Naeem Ghauri (43)..................    1999     Chief Operating Officer, Director
Shahab Ghauri (50).................    1999     Director
Waheed Akbar (49)..................    1999     Director
Nasim Ashraf (50)..................    2001     Executive Vice President, Director
Cary Burch (39)....................    1999     Director

    NAJEEB U. GHAURI served as our president from 1997 to 2000 and from 2000, has served as our chief executive officer. He has also served as one of your directors since 1997. Mr. Ghauri has an M.B.A. in Marketing Management from the Claremont Graduate School and a B.S. degree in Management/Economics from Eastern Illinois University. Prior to joining us, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company from 1987 to 1997 and was with Unilever from 1983 to 1986. Mr. Ghauri was instrumental in our successful initial public offering in 1998. Mr. Ghauri is responsible for all of our operations in the U.S. and globally.

    IRFAN MUSTAFA has been chairman of your board and one of our directors since the inception of the company in April 1997. Mr. Mustafa has an M.B.A. from IMD (formerly Imede), Lausanne, Switzerland (1975); an M.B.A. from the Institute of Business Administration, Karachi, Pakistan (1974); and a B.S.C. in Economics, from Punjab University, Lahore, Pakistan (1971). Mr. Mustafa began his 14 year career with Unilever, Plc where he was one of the youngest senior management and board members. Later, he was employed with Pepsi International from 1990 to 1997 as a chief executive officer in Pakistan, Bangladesh, Sri Lanka and Egypt. He spent two years in the U.S. with Pepsi in their Executive Development Program from 1996 to 1997. Mr. Mustafa was relocated to Dubai as head of TRICON Middle East and North African regions. Pepsi International spun off TRICON in 1997.
Mr. Mustafa is a member of our compensation committee and audit committee.

    SALIM GHAURI has been with us since 1999 as our president and a member of your board of directors. Mr. Ghauri started his computer career with Citibank Riyadh from 1979 to 1984 as a programmer. Before his employment with Network Solutions (Pvt.) Ltd., Mr. Ghauri was employed with BHP in Sydney, Australia from 1987-1995, where he commenced his employment as an information technology consultant. Mr. Ghauri was the original founder of Network Solutions. Network Solutions was founded in Pakistan in 1996. Under Mr. Ghauri's leadership, we gradually built a strong team of IT professionals and infrastructure in Pakistan and became the first software house in Pakistan certified as ISO 9001.

    NAEEM GHAURI has been our chief operating officer and has been one of our directors since 1999. Prior to joining us, Mr. Ghauri was a project director for Mercedes-Benz Finance Ltd., a subsidiary of Daimler-Chrysler, in Germany from 1994 to 1999. Mr. Ghauri supervised over 200 project managers, developers, analysts and users in nine European countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England.

    SHAHAB GHAURI has been one of our directors since 1999 and managing director of NetSol UK Ltd. since 1999. Mr. Ghauri received his Bachelor of Arts degree in Economics from the University of Punjab in Pakistan in 1971.

    WAHEED AKBAR has been one of our directors since 1999. Dr. Akbar is an orthopedic surgeon with licenses in New York, Michigan, Florida and California. Dr. Akbar is the past president of Saginaw County Medical Society, a past president of the medical staff at St. Mary's Hospital and a present board member of the Field Neuroscience Institute. Dr. Akbar has been instrumental in attracting a group of Pakistani-American physicians and business persons who invested in our company in exchange for restricted shares in 1999-2000.
Dr. Akbar assists the company's development team in furthering some key medical software applications, which is currently at the research and development stage. Dr. Akbar is a member of our compensation committee and audit committee.

    NASIM ASHRAF has been one of our directors since 2000 and is our Executive Vice President. Dr. Ashraf is a prominent U.S.-based physician residing in Maryland. He has practiced medicine for nearly 25 years as a Nephrologist. He is also very actively involved in promoting and developing the young information technology industry in Pakistan through his association with the Science and Technology, Finance and Commerce ministries in Pakistan, and the Human Development Foundation of North America and American Pakistani Physicians of North America organizations. Dr. Ashraf has been a key figure in an effort to improve the U.S. and Pakistani relationship and is very active in several educational, human development and medical causes in under-developed countries. Dr. Ashraf will play a key role in financing and public relations activities in both the U.S. and Pakistan.

    CARY BURCH has been one of our directors since 1999. Mr. Burch is currently the President and CEO of CreditNet, Inc., which is a division of First American CREDCO. He has an MBA from Pepperdine University and has attended Harvard Business School for a Senior Executive Management course. Mr. Burch is a member of our compensation committee and audit committee.

    Messrs. Najeeb Ghauri, Salim Ghauri, Naeem Ghauri and Shahab Ghauri are brothers.

    BOARD MEETINGS AND BOARD COMMITTEES. We have a compensation committee and an audit committee. Our audit committee and compensation committee each had one meeting during fiscal year 2000. Your board of directors had two meetings during fiscal year 2000.

    EXECUTIVE COMPENSATION. The summary compensation table shows certain compensation information for services rendered in all capacities during each of the last three fiscal years by the officers of the company who received compensation in excess of $100,000 during the fiscal year ended June 30, 2000. The following information for the officers includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                 COMPENSATION AWARDS(2)
                                                 ANNUAL COMPENSATION        --------------------------------
                                               -----------------------      RESTRICTED STOCK      UNDERLYING
 NAME AND PRINCIPLE POSITION   YEAR ENDED      SALARY(1)       BONUS         SECURITIES(3)        OPTIONS(4)
-----------------------------  ----------      ---------      --------      ----------------      ----------
Najeeb U. Ghauri, Chief           2000         $100,000           -0-                 -0-            20,000(5)
  Executive Officer, Director                                                                       100,000(6)
                                  1999         $100,000           -0-                 -0-           450,000(7)
                                                                                                     20,000(8)
                                                                                                     50,000(9)
                                  1998           91,150           -0-                 N/A

Naeem Ghauri, Chief               2000         $150,000           -0-                 -0-            20,000(5)
  Operations Officer,             1999         $150,000       $30,000(10)             -0-           450,000(7)
  Director                        1998              N/A           N/A                 N/A               N/A

Salim Ghauri, President,          2000         $100,000           -0-                 -0-            20,000(5)
  Director                        1999         $100,000           -0-                 -0-           450,000(7)
                                  1998              N/A           N/A                 N/A               N/A

Syed Husain, Chief Financial      2000         $100,000           -0-                 -0-            50,000(11)
  Officer                         1999              N/A           N/A                 N/A               N/A
                                  1998              N/A           N/A                 N/A               N/A

------------------------

 (1) No officers received or will receive any bonus or other annual compensation other than salaries during fiscal 2000, nor any benefits other than those available to all other employees that are required to be disclosed.

 (2) No officers received or will receive any long-term incentive plan (LTIP) payouts or other payouts during fiscal 1999.

 (3) All stock awards are shares of our common stock.

 (4) All securities underlying options are shares of our common stock.

 (5) Includes options to purchase 20,000 shares of our common stock granted to each of our directors for the 1999-2000 term at an exercise price of $5.50, which vested at the end of the 1999-2000 term. Options must be exercised within five years after the September 1999 date of grant.

 (6) Includes options to purchase 100,000 shares of our common stock granted to Najeeb Ghauri as an officer of the company in February 2000 with an exercise price of $21.00 per share, exercisable immediately from the date of grant. The options must be exercised within five years from the date of grant.

 (7) Includes options to purchase 450,000 shares of our common stock granted under an employment contract with the company. Options to purchase 150,000 shares at an exercise price of $1.58 vested in May 1999; options to purchase an additional 150,000 shares at an exercise price of $2.58 vested in May 2000; and options to purchase an additional 150,000 shares at an exercise price of $2.58 vest in May 2001.

 (8) Includes options to purchase 20,000 shares of our common stock granted to each of our directors for the 1998-1999 term at an exercise price of $1.58, which vested at the end of the 1998 term. Options must be exercised within five years after November 18, 1998.

 (9) Includes options to purchase 50,000 shares of our common stock granted in July 1999, at an exercise price of $1.01, vesting immediately upon grant. Options must be exercised within five years after July 18, 1998.

 (10) Naeem Ghauri received a signing bonus upon the execution of his employment agreement dated April, 17, 1999.

 (11) Includes options to purchase 50,000 shares of our common stock granted to Mr. Husain as part of his compensation with an exercise price of $21 to vest at the end of one year from February 2000. The options must be exercised within five years from February 2000.

    We sponsor a 401(k) retirement salary plan that is available to our employees, which was effective January 1, 2000.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                NUMBER OF      PERCENT OF TOTAL
                                SECURITIES       OPTIONS/SARS
                                UNDERLYING        GRANTED TO
                               OPTIONS/SARS   EMPLOYEES IN FISCAL   EXERCISE OR BASE PRICE
            NAME               GRANTED (#)           YEAR                   ($/SH)           EXPRIRATION DATE
-----------------------------  ------------   -------------------   ----------------------   ----------------
Najeeb U. Ghauri,                  20,000               1%          $5.50/share              September 2004
  Chief Executive                 100,000               9%          $21.00/share             February 2005
  Officer, Director
Salim Ghauri,                      20,000               1%          $5.50/share              September 2004
  President, Director
Naeem Ghauri,                      20,000               1%          $5.50/share              September 2004
  COO, Director
Syed Husain, CFO                   50,000(1)            4%          $21.00/share             February 2005

------------------------

(1) One year vesting period from the date of grant, February 2000.

    OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning each exercise of a stock option during the fiscal year ended
June 30, 2000 by each of our named executive officers and the number and value of unexercised options held by each of our named executive officers on June 30, 2000.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF UNEXERCISED
                               NUMBER OF                             OPTIONS/SARS             VALUE OF OPTIONS/SARS
                            SHARES ACQUIRED                          AT FY-END (#)                AT FY-END (#)
          NAME                ON EXERCISE     VALUE REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE(2)/UNEXERCISABLE
-------------------------   ---------------   --------------   -------------------------   ----------------------------
Najeeb U. Ghauri, Chief         245,000        $12,564,400              420,000/0                 $11,976,000/0
  Executive Officer,
  Director

Salim Ghauri, President,        150,000        $ 8,463,000              320,000/0                 $10,326,000/0
  Director

Naeem Ghauri, COO,              150,000        $ 8,463,000              320,000/0                 $10,326,000/0
  Director

Syed Husain, CFO                    -0-                -0-             -0-/50,000                 -0-/$ 725,000

------------------------

(2) The closing price of the stock at fiscal year end was $35.50.

    COMPENSATION OF DIRECTORS; OUR 1999 STOCK OPTION PLAN. We may reimburse each of our directors for out-of-pocket expenses incurred in connection with their attendance at meetings. In addition, our 1999 Incentive and Nonstatutory Stock Option Plan provides for the grant of stock options to our non-employee directors without any action on the part of your board of directors, upon the terms and conditions set forth in the 1999 Stock Option Plan. The exercise price of these options is 100 percent of the fair market value of the shares of our common stock subject to the option on the date on which those options are granted. Each option is subject to the other provisions of the 1999 Incentive and Nonstatutory Stock Option Plan.

    We do not separately pay our directors who are not our employees or consultants. Our directors received 25,000 options at an exercise price of $5.00 per share, restricted under Rule 144 for the 2000-2001 term served for their services. We reimburse our directors for their expenses incurred during their term as a director directly relating to their position as a director.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

    The following table sets forth, as of April 30, 2001, certain information regarding the ownership of our common stock by (a) each person who is known to us to own, of record or beneficially, more than five percent of our common stock, (b) each of our directors and director nominees and (c) all directors and executive officers as a group. Where the persons listed have the right to acquire additional shares of our common stock through the exercise of options or warrants within 60 days, those additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. We can not assure you of the accuracy of this table. We derived this table solely from information provided to us by our directors and executive officers and from filings with the SEC. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.

NAME OF BENEFICIAL OWNER                                     NUMBER OF SHARES(1)   PERCENTAGE OWNED
------------------------                                     -------------------   ----------------
Najeeb Ghauri..............................................         735,000(2)            6.4%
Naeem Ghauri...............................................       1,134,436(3)            9.8%
Irfan Mustafa..............................................         120,000(4)            1.0%
Salim Ghauri...............................................       1,386,416(3)           12.0%
Shahab Ghauri..............................................       1,258,432(6)           10.9%
Cary Burch.................................................               0                 *
Waheed Akbar...............................................         100,000(5)              *
Nasim Ashraf...............................................          50,000                 *
NetSol Shareholders Group, LLC(7)..........................       3,007,740              26.0%
All directors and executive officers as a group
  (8 persons)..............................................       4,784,284              41.4%

------------------------

*    Less than one percent

(1) Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to any applicable community property laws. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding those options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2) Excludes 150,000 options granted under his employment contract at an exercise price of $2.58 vested in April 2000 and another 150,000 granted to him at an exercise price of $3.58 vested in April 2001; includes 20,000 options granted to each director at an exercise price of $5.13 for five years from September 1999 for their services during the 1999-2000 term;

(3) Excludes 150,000 options granted under his employment contract at an exercise price of $2.58 vested in April 2000 and another 150,000 granted to him at an exercise price of $3.58 vested in April 2001; includes 20,000 options granted to each director at an exercise price of $5.00 for five years from September 1999 for their services during the 1999-2000 term. For those directors that are 10% stockholders, the exercise price is $5.50.

(4) Includes 20,000 options granted to each director for the term 1997-1998 at an exercise price of $.01 for five years from May 12, 1997; includes 20,000 options granted to each director for the term 1998-1999 at an exercise price of $1.44 for five years from May 18, 1999; includes 25,000 options granted as chairman of your board at an exercise price of $1.44 for five years from May 18, 1999.

(5) Excludes 20,000 options granted to each director for the term 1999-2000 at an exercise price of $5.00 for five years from September 1999.

(6) Excludes 20,000 Options granted to officers of NetSol UK in August 1999, at an exercise price of $5.00 to vest one year from the date of grant. Options are for a term of five years from August 1999; Includes 20,000 options granted to each director for the term 1999-2000 at an exercise price of $5.00 for five years from September 1999. For those directors that are 10% stockholders, the exercise price is $5.50.

(7) As reported in Blue Water Master Fund LP's Schedule 13D/A as filed with the Securities and Exchange Commission on April 27, 2001.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

    In September 1999, we entered into a consulting contract with one of our directors, Irfan Mustafa, for Mr. Mustafa to develop and advise us on marketing strategies, develop investor relations and develop strategic alliances. In addition, Mr. Mustafa is to assist the board of directors in mergers, acquisitions and other business combinations. The agreement is for a base term of three years, and is renewed automatically thereafter for succeeding one-year terms until terminated by either party. The agreement provides for a monthly retainer of $4,000. The agreement also provides for certain covenants concerning confidentiality and non-competition.

    We believe that the terms of these transactions are no less favorable to us than would have been obtained from an unaffiliated third-party in similar transactions. All future transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties, and will be approved by a majority of the disinterested directors.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR OUR 2001 ANNUAL MEETING

    The rules of the Securities and Exchange Commission permit our stockholders, after notice to us, to present proposals for stockholder action in our annual meeting proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules published by the Securities and Exchange Commission. Our next annual meeting of stockholders is expected to be held on or about November 15, 2001, and proxy materials in connection with that meeting are expected to be mailed on or about
September 28, 2001. We must receive stockholder proposals prepared in accordance with the proxy rules on or before June 1, 2001. Stockholders wishing to nominate directors or propose other business at the 2001 Annual Meeting, but not intending to include such nomination or proposal in our proxy statement for that meeting, must give advance written notice to us. Notice of any stockholder nomination or proposal must be received at our principal executive offices by October 4, 2001. If this notice is not timely, then the nomination or proposal will not be brought before the 2001 Annual Meeting.

YOU SHOULD BE CAUTIOUS ABOUT RELYING ON OUR FORWARD LOOKING STATEMENTS IN THIS
  DOCUMENT

    This document contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The words "believe," "expect," "anticipate," "intend," variations of those words, and similar expressions identify forward looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could affect our actual results include the progress and costs of the development of products and services and the timing of the market acceptance, and other factors described in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and quarterly reports on Form 10-Q. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this document.

                                                                      APPENDIX A

                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                           NETSOL INTERNATIONAL, INC.

                                   ARTICLE 1

    The name of the Corporation is Netsol International, Inc.

                                   ARTICLE 2

    The total number of shares of capital stock which the Corporation shall have authority to issue is 30,000,000 shares, divided into the following classes:

    25,000,000 shares of Common Stock having a par value of $0.001 per share (the "Common Stock"); and

    5,000,000 shares of Preferred Stock, having a par value of $0.001 per share (the "Preferred Stock").

    The board of directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more or series, and to fix for each such or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the "NRS"), including, without limitation, the authority to provide that any such class or series may be
(i) subject to redemption at any time or times and at such price or prices;
(ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                                   ARTICLE 3

    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

    a. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

    b. The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the bylaws of the Corporation as in effect from time to time (the "Bylaws"). In addition, the affirmative vote of the holders of sixty six and two-thirds percent of the outstanding shares of voting stock of the Corporation then entitled to vote on the election of directors shall be required for an alteration, amendment, change, addition or repeal of the Bylaws by the stockholders of the Corporation.

    c. The authorized number of directors of the Corporation shall be as set forth in the Bylaws until changed from time to time by resolution of the Board of Directors. Election of directors need not be by written ballot unless the Bylaws so provide. Advance notice of stockholder nominations for the election of directors and of any other business to be brought before any meeting of the stockholders shall be given in the manner provided in the Bylaws.

    At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, or until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the NRS.

    The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, and Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by a resolution of the Board of Directors. At the first annual meeting of stockholders following the closing of the initial public offering of the Common Stock, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the closing of the initial public offering of the Common Stock, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the initial public offering of the Common Stock, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. If the number of directors is hereafter changed, each director then serving as such shall nevertheless continue as a director of the class of which she or he is a member until the expiration of his current term and any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.}

    Vacancies occurring of the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, even if less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been duly elected and qualified. A director may be removed from office by the affirmative vote of the holders of sixty six and two-thirds percent of the outstanding shares of voting stock of the Corporation entitled to vote on the election of directors, provided that such removal may be made only for cause.

    d. No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision does not eliminate or limit the liability of a director or officer of the Corporation for: (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of distributions in violation of NRS 78.300.

    e. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the NRS, the articles of incorporation of the Corporation as amended from time to time (the "Articles of Incorporation"), and any Bylaws, adopted by the stockholders of the Corporation; PROVIDED, HOWEVER, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

                                   ARTICLE 4

    Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. Special meetings of stockholders, for any purpose or purposes may only be called by the Board of Directors. Only the business stated in the notice of a special meeting of stockholders of the Corporation may be transacted at any special meeting of stockholders of the Corporation. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws. Any action required or permitted to be taken by the stockholders of the Corporation may only be effected at a duly called annual or special meeting of the stockholders of the Corporation (and not by consent in lieu thereof).

                                   ARTICLE 5

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever herein are granted subject to this reservation. No amendment, alteration, change or repeal of Article 3 or Article 4 of the Articles of Incorporation shall be effective unless approved by sixty six and two-thirds percent of the outstanding shares of voting stock of the Corporation then entitled to vote on the election of directors of the Corporation.

                                   ARTICLE 6

    The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal or legal representatives; PROVIDED, HOWEVER, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. In addition to any other rights of indemnification permitted by the law of the State of Nevada as may be provided for by the Corporation in its Bylaws or by agreement, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation, must be paid by the Corporation or through insurance purchased and maintained by the corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

    The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article 6 to directors and officers of the Corporation.

    The rights to indemnification and to the advance of expenses conferred in this Article 6 shall not be exclusive of any other right which any person may have or hereafter acquire under the Certificate of Incorporation, the Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

    Any repeal or modification of this Article 6 by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE 7

    Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 78.630 of the NRS or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of
Section 78.600 of the NRS order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                                                      APPENDIX B

                         AMENDED AND RESTATED BYLAWS OF

                           NETSOL INTERNATIONAL, INC.

                                   ARTICLE 1
                                    OFFICES

    Section 1.1 OFFICES. Netsol International, Inc., a Nevada corporation, (the "Corporation"), may have offices at such places both within and without the State of Nevada as the board of directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE 2
                            MEETINGS OF STOCKHOLDERS

    Section 2.1 PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Nevada, as shall be designated from time to time by the board of directors.

    Section 2.2 ANNUAL MEETINGS. The annual meetings of stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the annual meeting of stockholders.

    Section 2.3 SPECIAL MEETINGS. Unless otherwise required by law or by the articles of incorporation of the Corporation (as amended from time to time and including any certificates of designation with respect to any preferred stock of the Corporation, the "Articles of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by the Board of Directors pursuant to a resolution stating the purpose or purposes thereof or by the Chairman, if there be one. Any power of stockholders of the Corporation to call a special meeting is specifically denied. Notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Only such business shall be conducted at a special meeting as shall be specified in the notice of meeting (or any supplement thereto).

    Section 2.4 ADJOURNMENTS. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than sixty (see NRS 78.350(2)) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 2.5 QUORUM. Unless otherwise required by law or the Articles of Incorporation, the presence in person or by proxy of the holders of shares of capital stock entitled to cast a majority of all the votes which could be cast at such meeting by the holders of all of the outstanding shares of capital stock entitled to vote on every matter that is to be voted on at such meeting shall constitute a quorum at all meetings of the stockholders of the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in
Section 2.4, until a quorum shall be present or represented.

    Section 2.6 VOTING. Unless otherwise required by law, the Articles of Incorporation or the bylaws of the Corporation (as amended from time to time, the "Bylaws"), any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the votes of shares of capital stock represented and entitled to vote thereat, voting as a single class. Every reference in the Bylaws to a majority or other proportion of shares, or a majority or other proportion of the votes of shares, of capital stock shall refer to such majority or other proportion of the votes to which such shares of capital stock are then entitled to vote on the election of directors as provided in the Articles of Incorporation. Votes of stockholders entitled to vote at a meeting of stockholders may be cast in person or by proxy but no proxy shall be voted on or after six months from the date of its creation unless such proxy is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven years from the date of its creation. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot. No stockholder may participate in a meeting of stockholders by means of a telephone conference or similar method of communication. Presence in person at such a meeting for all purposes under these Bylaws shall be by the physical presence of the stockholder at the meeting or by proxy, only.

    Section 2.7 NO CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Unless otherwise provided in the Articles of Incorporation, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of such holders and may not be effected by consent by such holders in lieu of such a meeting.

    Section 2.8 VOTING LIST. The officer who has charge of the stock ledger of the Corporation shall prepare and make, or cause a third party to prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (a) on a reasonably accessible electronic network; PROVIDED, that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

    Section 2.9 STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 2.8 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders of the Corporation.

    Section 2.10 NOMINATION OF DIRECTORS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.10 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this section 2.10.

    In addition to any other applicable requirements, for a nomination to be made by a stockholder of the Corporation, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation (the "Secretary").

    To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than ninety days nor more than one hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of stockholders; PROVIDED, HOWEVER, that if the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

    To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person,
(iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (including the rules and regulations thereunder, the "Exchange Act"); and
(b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in such notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

    No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section
2.10. If the chairman of the annual meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

    Section 2.11 BUSINESS AT ANNUAL MEETINGS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.11 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.11.

    In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder of the Corporation, such stockholder must have given timely notice thereof in proper written form to be Secretary.

    To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety days nor more than one hundred and twenty days prior to the anniversary date of the immediately preceding annual meeting of stockholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which ever first occurs.

    To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

    No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.11, PROVIDED, HOWEVER, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.11 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

    Section 2.12 CONDUCT OF MEETINGS. The Board of Directors may adopt by resolution such rules and regulations for the conduct of meetings of the stockholders of the Corporation as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

    Section 2.13 INSPECTORS OF ELECTION. Before any meeting of stockholders of the Corporation, the Board of Directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one or three. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

    Such inspectors shall: (a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;
(b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;
(d) count and tabulate all votes or consents; (e) determine the result; and
(f) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts started therein.

                                   ARTICLE 3
                                   DIRECTORS

    Section 3.1 NUMBER. The authorized number of directors shall initially be fixed at eight and may be changed from time to time by resolution of the Board of Directors.

    No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders of the Corporation called for that purpose in the manner provided in the Bylaws. The number of directors may not be increased by more than one unless approved by (a) two thirds of each class of directors or (b) two thirds of each outstanding class or series of such class of stock of the Corporation.

    Section 3.2 ELECTION AND TERM OF OFFICE OF DIRECTORS. Except as provided in the Articles of Incorporation or the Bylaws, directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the next following annual meeting of stockholders, another class to be originally elected for a term expiring at the second following annual meeting of stockholders, and another class to be originally elected for a term expiring at the third following annual meeting of stockholders, with each class to hold office until its successor is duly elected and qualified. At each succeeding annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until such person's successor shall have been elected and qualified or until such person's earlier resignation or removal. Each director, including a director elected or appointed to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his earlier resignation or removal. Directors need not be stockholders unless so required by the Articles of Incorporation or by the Bylaws, wherein other qualifications for directors may be prescribed. Election of directors need not be by written ballot unless so required by the Articles of Incorporation or by the Bylaws.

    Section 3.3 DUTIES AND POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by the Bylaws required to be exercised or done by the stockholders of the Corporation.

    Section 3.4 MEETINGS. The Board of Directors may hold meetings, both regular and special, either within or without the State of Nevada. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or by any director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting, by telephone or electronic communication on twenty-four hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

    Section 3.5 QUORUM. Except as otherwise required by law, the Articles of Incorporation or the Bylaws, at all meetings of the Board of Directors, a majority of the Board of Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

    Section 3.6 ACTIONS BY WRITTEN CONSENT OF THE BOARD. Unless otherwise provided in the Articles of Incorporation or the Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing or electronic communication, and the writing, writings or paper copies of the electronic communications are filed with the minutes of proceedings of the Board of Directors or committee.

    Section 3.7 RESIGNATION AND VACANCIES. Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

    Unless otherwise provided in the Articles of Incorporation or the Bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until a successor has been elected and qualified.

    Unless otherwise provided in the Articles of Incorporation or the Bylaws, whenever the holders of any class or classes of stock or series of stock of the Corporation are entitled to elect one or more directors by the provisions of the Articles of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series of stock of the Corporation then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders of the Corporation solely for the purpose of electing directors in accordance with the provisions of the Articles of Incorporation or the Bylaws, or may apply to the district court for a decree summarily ordering an election as provided in Section 78.345 of the Nevada Revised Statutes (as it may be amended from time to time, the "NRS").

    Section 3.8 STANDING COMMITTEES. The Board of Directors, by resolution adopted by a majority of the entire Board, shall appoint from among its members
(i) an Audit Committee and (ii) a Compensation Committee, to perform the functions traditionally performed by such committees.

    Section 3.9 COMMITTEES. The Board of Directors may designate one or more other committees (in addition to the mandatory standing committees described in Section 3.8), each such other committee to consist of one or more of the directors of the Corporation. With respect to all Board committees (including, but not limited to, the standing committees described in Section 3.8), in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members of any committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee (including, but not limited to, any standing committee described in Section 3.8), to the extent permitted by law and subject to the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee (including, but not limited to, each standing committee described in Section 3.8) shall keep regular minutes and report to the Board of Directors when required.

    Section 3.10 COMPENSATION. The directors may be paid their expenses, if any, of the attendance at each meeting of the Board of Directors and shall receive such compensation for their services as directors as shall be determined by the Board of Directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    Section 3.11 REMOVAL. Any director or the entire Board of Directors may be removed for cause by the affirmative vote of two-thirds of the voting power of the issued and outstanding stock entitled to vote. Unless the Board of Directors has made a determination that removal is in the best interests of the Corporation (in which case the following definition shall not apply), "cause" for removal of a director shall be deemed to exist only if (i) the director whose removal is proposed has been convicted, or when a director is granted immunity to testify when another has been convicted, of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal; (ii) such director has been found by the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors called for that purpose, or by a court of competent jurisdiction to have been guilty of willful misconduct in the performance of his or her duties to the Corporation in a matter of substantial importance to the Corporation; or
(iii) such director has been adjudicated by a court of competent jurisdiction to be mentally incompetent, which mental incompetency directly affects his or her ability as a director of the Corporation. Notwithstanding the foregoing, whenever holders of outstanding shares of one or more series of preferred stock of the Corporation are entitled to elect directors of the Corporation pursuant to the provisions applicable in the case of arrearages in the payment of dividends or other defaults contained in the resolution or resolutions of the Board of Directors providing for the establishment of any such series, any such director of the Corporation so elected may be removed in accordance with the provisions of such resolution or resolutions.

                                   ARTICLE 4
                                    NOTICES

    Section 4.1 NOTICE TO DIRECTORS AND STOCKHOLDERS. Whenever, under the provisions of applicable law, the Articles of Incorporation or the Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his, her or its address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or, to the extent permitted by law, by a form of electronic transmission consented to by stockholder or director to whom notice is given. An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Notice to directors may also be given by telephone, facsimile, telegram or electronic transmission.

    Section 4.2 WAIVER. Whenever notice is required to be given under applicable law, the Articles of Incorporation or the Bylaws, a written waiver, signed by the person or persons entitled to said notice, or, to the extent permitted by law, a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The written waiver or any waiver by electronic transmission need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE 5
                                    OFFICERS

    Section 5.1 ENUMERATION. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more Vice Presidents and Assistant Secretaries. Any number of offices may be held by the same person, unless the Articles of Incorporation or the Bylaws otherwise provide.

    Section 5.2 ELECTION. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine.

    Section 5.3 APPOINTMENT OF OTHER AGENTS. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

    Section 5.4 COMPENSATION. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof. The salaries of agents of the Corporation shall, unless fixed by the Board of Directors, be fixed by the Chief Executive Officer or any Vice President of the Corporation.

    Section 5.5 TENURE. The officers of the Corporation shall hold office until their successors are elected and qualify or until such officer's earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the directors of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

    Section 5.6 CHAIRMAN OF THE BOARD AND VICE-CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which he or she shall be present. The Chairman shall have and may exercise such powers as are, from time to time, assigned to the Chairman by the Board of Directors and as may be provided by law. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders of the Corporation at which the Vice Chairman shall be present. The Vice Chairman shall have and may exercise such powers as are, from time to time, assigned to such person by the Board of Directors and as may be provided by law.

    Section 5.7 PRESIDENT. The President of the Corporation shall be the Chief Executive Officer of the Corporation unless such title is assigned to another officer of the Corporation; in the absence of a Chairman and Vice Chairman of the Board, the President shall preside as the chairman of meetings of the stockholders of the Corporation and the Board of Directors; and the President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President or any Vice President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

    Section 5.8 VICE PRESIDENT. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

    Section 5.9 SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders of the Corporation and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book or an electronic record to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders of the Corporation and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be subject. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature.

    Section 5.10 ASSISTANT SECRETARY. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary's inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

    Section 5.11 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and the Board of Directors may, by resolution, delegate such power of designation to any officer or officers of the Corporation. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or any officer of the Corporation to whom the Board of Directors may, by resolution, delegate such power, taking proper vouchers for such disbursements, and shall, upon request, render to the President and the Board of Directors, an account of all such transactions and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer's office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer that belongs to the Corporation.

                                   ARTICLE 6
                                 CAPITAL STOCK

    Section 6.1 CERTIFICATES. The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors adopts a resolution permitting shares to be uncertificated. Certificates for shares of capital stock of the Corporation shall be signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Vice Chairman of the Board, the

President or any Vice President, and (b) the Treasurer, the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

    Section 6.2 SIGNATURE. Any of or all of the signatures on a certificate may be facsimile or conformed. In case any officer, transfer agent or registrar who has signed or whose facsimile or conformed signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

    Section 6.3 LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    Section 6.4 TRANSFER OF STOCK. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares such uncertificated shares shall be canceled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the Corporation.

    Section 6.5 RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholder or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; PROVIDED, HOWEVER, that the Board of Directors may fix a new record date for any adjourned meeting. The Board of Directors shall, pursuant to NRS 78.350, fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

    Section 6.6 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

                                   ARTICLE 7
                               GENERAL PROVISIONS

    Section 7.1 DIVIDENDS. The Board of Directors, subject to the applicable provisions, if any, of the Articles of Incorporation and applicable law, may declare and pay dividends upon the capital stock of the Corporation. Dividends may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall deem conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

    Section 7.2 CHECKS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

    Section 7.3 FISCAL YEAR. The fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law.

    Section 7.4 SEAL. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Nevada." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

    Section 7.5 LOANS. The Board of Directors of this Corporation may, without stockholder approval, authorize loans to, or guaranty obligations of, or otherwise assist, including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the Corporation or of any of its subsidiaries, including any officer or employee who is a director of the Corporation or any of its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

    Section 7.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. Any officer of the Corporation is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

    Section 7.7 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of the Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

    Section 7.8 PROVISIONS ADDITIONAL TO PROVISIONS OF LAW. All restrictions, limitations, requirements and other provisions of the Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

    Section 7.9 PROVISIONS CONTRARY TO PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 7.8, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                   ARTICLE 8
                                INDEMNIFICATION

    Section 8.1 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION Subject to Section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director of officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

    Section 8.2 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to section 8.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such applicable court shall deem proper.

    Section 8.3 AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article 8 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 8.1 or Section 8.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director of officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses

(including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

    Section 8.4  GOOD FAITH DEFINED.  For purposes of any determination under
Section 8.3, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 8.4 Shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 8.4 Shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 8.1 or 8.2, as the case may be.

    Section 8.5 INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 8.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the courts of the State of Nevada for indemnification to the extent otherwise permissible under Sections 8.1 and 8.2. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 8.1 or 8.2, as the case may be. Neither a contrary determination in the specific case under Section 8.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 8.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director of officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

    Section 8.6 EXPENSES PAYABLE IN ADVANCE. Expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article 8.

    Section 8.7  NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF
EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article 8 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors, applicable law or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 8.1 and 8.2 shall be made to the fullest extent permitted by law. The provisions of this Article 8 shall not be deemed to preclude the indemnification of any person who is not specified in Sections 8.1 or 8.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS or otherwise.

    Section 8.8 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this
Article 8.

    Section 8.9 CERTAIN DEFINITIONS. For purposes of this Article 8 only, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director of officer of such constituent corporation, or is or was a director of officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article 8, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article 8.

    Section 8.10 SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 8 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

    Section 8.11 LIMITATION ON INDEMNIFICATION. Notwithstanding anything contained in this Article 8 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 8.5), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors.

    Section 8.12 INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article 8 to directors and officers of the Corporation.

                                   ARTICLE 9
                                   AMENDMENTS

    Section 9.1 AMENDMENTS. Except as otherwise provided in the Articles of Incorporation, the Bylaws may be altered, amended or repealed, or new Bylaws may be adopted, by (a) the holders of two-thirds of the outstanding shares of voting stock of the Corporation at any regular meeting of the stockholders of the Corporation or at any special meeting of the stockholders of the Corporation or
(b) by the Board of Directors at any regular or special meeting if notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such special meeting. The power to adopt, amend or repeal Bylaws conferred upon the Board of Directors by the Articles of Incorporation shall not divest or limit the power of the stockholders to adopt, amend or repeal Bylaws.

                                   APPENDIX C
    PURCHASES, SALES AND OTHER TRANSACTIONS INVOLVING OUR SECURITIES BY OUR
            DIRECTORS AND MEMBERS OF THE GROUP IN THE LAST TWO YEARS

    The table below sets forth purchases, sales and other transactions in our common stock by our directors and members of the group over the last two years. All information is taken from our directors and officers reports to us and the group's Schedule 13D filings and we can not assure you that this information is accurate or complete.

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Najeeb U. Ghauri................................    15,000                                  6/20/1999
                                                   220,000                                  3/15/2000
                                                                 72,900                     9/30/2000
                                                     9,000                                  2/16/2001
                                                    25,000                                  4/01/2001
Irfan Mustafa...................................    20,000                                  7/10/2000
Salim Ghauri....................................   150,000                                  3/15/2000
Naeem Ghauri....................................   150,000                                  3/15/2000
                                                    10,000                                  5/19/2000
                                                                173,084                    10/30/2000
Shahab Ghauri...................................                163,084                    10/30/2000
Waheed Akbar....................................   100,000                                  6/15/1999
Nasim Ashraf....................................    50,000                                  6/15/1999
Cary Burch
NetSol Shareholders Group, LLC..................       100                                    5/10/01
NetSol Shareholders Group, LLC..................       250                                    5/11/01
NetSol Shareholders Group, LLC..................       650                                    5/11/01
Blue Water Master Fund, L.P.....................     1,000                                     6/2/99
Blue Water Master Fund, L.P.....................    23,500                                     6/3/99
Blue Water Master Fund, L.P.....................     1,000                                     6/7/99
Blue Water Master Fund, L.P.....................                  2,000                        6/9/99
Blue Water Master Fund, L.P.....................     1,000                                    6/15/99
Blue Water Master Fund, L.P.....................                  1,000                       6/18/99
Blue Water Master Fund, L.P.....................     2,500                                    6/23/99
Blue Water Master Fund, L.P.....................     9,000                                    6/24/99
Blue Water Master Fund, L.P.....................    15,000                                    6/30/99
Blue Water Master Fund, L.P.....................     3,500                                     7/6/99
Blue Water Master Fund, L.P.....................     1,000                                     7/7/99
Blue Water Master Fund, L.P.....................                  4,500                        7/8/99
Blue Water Master Fund, L.P.....................                  2,500                        7/9/99
Blue Water Master Fund, L.P.....................                 10,500                       7/12/99
Blue Water Master Fund, L.P.....................    22,000        2,500                       7/15/99
Blue Water Master Fund, L.P.....................     6,000        5,000                       7/16/99
Blue Water Master Fund, L.P.....................     5,100                                    7/19/99
Blue Water Master Fund, L.P.....................    10,000                                    7/20/99
Blue Water Master Fund, L.P.....................     5,000                                    7/21/99
Blue Water Master Fund, L.P.....................    13,400                                    7/21/99
Blue Water Master Fund, L.P.....................     5,000                                    7/22/99
Blue Water Master Fund, L.P.....................     1,000                                    7/23/99
Blue Water Master Fund, L.P.....................     3,000                                    7/26/99

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................       500                                    7/26/99
Blue Water Master Fund, L.P.....................    65,000                                    7/27/99
Blue Water Master Fund, L.P.....................    33,500                                    7/27/99
Blue Water Master Fund, L.P.....................    10,000                                    7/27/99
Blue Water Master Fund, L.P.....................     8,000                                    7/28/99
Blue Water Master Fund, L.P.....................    18,500                                    7/28/99
Blue Water Master Fund, L.P.....................    11,000                                    7/28/99
Blue Water Master Fund, L.P.....................       500                                    7/29/99
Blue Water Master Fund, L.P.....................     6,000                                    7/29/99
Blue Water Master Fund, L.P.....................     5,000                                    7/29/99
Blue Water Master Fund, L.P.....................     5,700                                    7/30/99
Blue Water Master Fund, L.P.....................       500                                     8/2/99
Blue Water Master Fund, L.P.....................       500                                     8/2/99
Blue Water Master Fund, L.P.....................    16,000                                     8/2/99
Blue Water Master Fund, L.P.....................     4,000                                     8/2/99
Blue Water Master Fund, L.P.....................     5,000                                     6/3/99
Blue Water Master Fund, L.P.....................     2,500                                     8/3/99
Blue Water Master Fund, L.P.....................     1,700                                     8/4/99
Blue Water Master Fund, L.P.....................     1,500                                     8/4/99
Blue Water Master Fund, L.P.....................     7,500                                     8/4/99
Blue Water Master Fund, L.P.....................    22,500                                     8/5/99
Blue Water Master Fund, L.P.....................    35,000                                     8/5/99
Blue Water Master Fund, L.P.....................    15,000                                     8/6/99
Blue Water Master Fund, L.P.....................     1,000                                     8/6/99
Blue Water Master Fund, L.P.....................    10,000                                    8/10/99
Blue Water Master Fund, L.P.....................     5,000                                    8/10/99
Blue Water Master Fund, L.P.....................     2,100                                    8/11/99
Blue Water Master Fund, L.P.....................                  5,000                       8/12/99
Blue Water Master Fund, L.P.....................                  1,500                       8/12/99
Blue Water Master Fund, L.P.....................                    500                       8/12/99
Blue Water Master Fund, L.P.....................                    500                       8/12/99
Blue Water Master Fund, L.P.....................                  5,000                       8/12/99
Blue Water Master Fund, L.P.....................                  2,500                       8/12/99
Blue Water Master Fund, L.P.....................    19,200                                    8/13/99
Blue Water Master Fund, L.P.....................       500                                    8/17/99
Blue Water Master Fund, L.P.....................    25,000                                    8/18/99
Blue Water Master Fund, L.P.....................     7,500                                    8/19/99
Blue Water Master Fund, L.P.....................     5,000                                    8/20/99
Blue Water Master Fund, L.P.....................     8,000                                    8/20/99
Blue Water Master Fund, L.P.....................     4,200                                    8/23/99
Blue Water Master Fund, L.P.....................                 10,000                       8/23/99
Blue Water Master Fund, L.P.....................    12,500                                    8/24/99
Blue Water Master Fund, L.P.....................     5,500                                    8/24/99
Blue Water Master Fund, L.P.....................    22,500                                    8/26/99
Blue Water Master Fund, L.P.....................     7,500                                    8/30/99
Blue Water Master Fund, L.P.....................    20,000                                    8/31/99
Blue Water Master Fund, L.P.....................     3,000                                     9/8/99
Blue Water Master Fund, L.P.....................     1,000                                     9/9/99
Blue Water Master Fund, L.P.....................     5,000                                    9/10/99

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................       500                                    9/10/99
Blue Water Master Fund, L.P.....................       500                                    9/13/99
Blue Water Master Fund, L.P.....................    13,000                                    9/14/99
Blue Water Master Fund, L.P.....................                 30,000                       8/25/99
Blue Water Master Fund, L.P.....................                  1,000                       8/25/99
Blue Water Master Fund, L.P.....................                  5,000                       8/27/99
Blue Water Master Fund, L.P.....................    10,000                                     9/1/99
Blue Water Master Fund, L.P.....................                 10,000                       9/10/99
Blue Water Master Fund, L.P.....................    10,000                                    9/15/99
Blue Water Master Fund, L.P.....................     4,000                                    9/15/99
Blue Water Master Fund, L.P.....................     7,000                                    9/16/99
Blue Water Master Fund, L.P.....................     7,500                                    9/17/99
Blue Water Master Fund, L.P.....................    13,200                                    9/17/99
Blue Water Master Fund, L.P.....................     6,500                                    9/17/99
Blue Water Master Fund, L.P.....................     4,500                                    9/21/99
Blue Water Master Fund, L.P.....................     2,000                                    9/22/99
Blue Water Master Fund, L.P.....................                  2,500                       9/22/99
Blue Water Master Fund, L.P.....................     5,000                                    9/23/99
Blue Water Master Fund, L.P.....................    10,000                                    9/24/99
Blue Water Master Fund, L.P.....................                  2,500                       9/24/99
Blue Water Master Fund, L.P.....................    25,000                                    9/28/99
Blue Water Master Fund, L.P.....................     9,000                                    10/4/99
Blue Water Master Fund, L.P.....................    35,000                                    10/4/99
Blue Water Master Fund, L.P.....................    10,000                                    10/5/99
Blue Water Master Fund, L.P.....................    10,000                                    10/6/99
Blue Water Master Fund, L.P.....................    10,000                                    10/6/99
Blue Water Master Fund, L.P.....................     7,500                                    10/7/99
Blue Water Master Fund, L.P.....................     8,000                                    10/8/99
Blue Water Master Fund, L.P.....................     2,500                                    10/8/99
Blue Water Master Fund, L.P.....................     1,000                                   10/11/99
Blue Water Master Fund, L.P.....................                  4,000                      10/11/99
Blue Water Master Fund, L.P.....................    15,700                                   10/12/99
Blue Water Master Fund, L.P.....................     1,000                                   10/14/99
Blue Water Master Fund, L.P.....................     5,000                                   10/15/99
Blue Water Master Fund, L.P.....................     5,000                                   10/15/99
Blue Water Master Fund, L.P.....................    10,000                                   10/19/99
Blue Water Master Fund, L.P.....................     3,500                                   10/19/99
Blue Water Master Fund, L.P.....................                  5,000                      10/20/99
Blue Water Master Fund, L.P.....................                  5,000                      10/21/99
Blue Water Master Fund, L.P.....................    12,000                                   10/22/99
Blue Water Master Fund, L.P.....................    15,000                                   10/27/99
Blue Water Master Fund, L.P.....................    10,000                                   10/28/99
Blue Water Master Fund, L.P.....................    30,000                                   10/29/99
Blue Water Master Fund, L.P.....................     7,500                                    11/1/99
Blue Water Master Fund, L.P.....................    10,000                                    11/2/99
Blue Water Master Fund, L.P.....................    10,000                                    11/2/99
Blue Water Master Fund, L.P.....................    10,000                                    11/3/99
Blue Water Master Fund, L.P.....................    11,500                                    11/4/99
Blue Water Master Fund, L.P.....................     2,500                                    11/5/99

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................     1,000                                    11/5/99
Blue Water Master Fund, L.P.....................     8,000                                    11/8/99
Blue Water Master Fund, L.P.....................     4,000                                    11/9/99
Blue Water Master Fund, L.P.....................       500                                   11/11/99
Blue Water Master Fund, L.P.....................     9,500                                   11/15/99
Blue Water Master Fund, L.P.....................     2,500                                   11/16/99
Blue Water Master Fund, L.P.....................     7,500                                   11/18/99
Blue Water Master Fund, L.P.....................     2,500                                   11/18/99
Blue Water Master Fund, L.P.....................     2,500                                   11/19/99
Blue Water Master Fund, L.P.....................     1,000                                   11/19/99
Blue Water Master Fund, L.P.....................     6,500                                   11/19/99
Blue Water Master Fund, L.P.....................     8,000                                   11/22/99
Blue Water Master Fund, L.P.....................     1,000                                   11/23/99
Blue Water Master Fund, L.P.....................     2,500                                   11/23/99
Blue Water Master Fund, L.P.....................     8,500                                   11/24/99
Blue Water Master Fund, L.P.....................                  3,000                      11/24/99
Blue Water Master Fund, L.P.....................    20,000                                   11/30/99
Blue Water Master Fund, L.P.....................     2,500                                   11/30/99
Blue Water Master Fund, L.P.....................       500                                    12/1/99
Blue Water Master Fund, L.P.....................       500                                    12/2/99
Blue Water Master Fund, L.P.....................     8,000                                    12/2/99
Blue Water Master Fund, L.P.....................                  3,500                       12/2/99
Blue Water Master Fund, L.P.....................     1,000                                    12/3/99
Blue Water Master Fund, L.P.....................                  2,500                       12/3/99
Blue Water Master Fund, L.P.....................       500                                    12/6/99
Blue Water Master Fund, L.P.....................                 10,000                       12/6/99
Blue Water Master Fund, L.P.....................       200                                    12/7/99
Blue Water Master Fund, L.P.....................                 10,500                       12/9/99
Blue Water Master Fund, L.P.....................     2,500                                   12/10/99
Blue Water Master Fund, L.P.....................     5,000                                   12/10/99
Blue Water Master Fund, L.P.....................                 17,000                      12/10/99
Blue Water Master Fund, L.P.....................    27,000                                   12/13/99
Blue Water Master Fund, L,P.....................     2,500                                   12/14/99
Blue Water Master Fund, L.P.....................                  5,400                      12/14/99
Blue Water Master Fund, L.P.....................     7,000                                   12/16/99
Blue Water Master Fund, L.P.....................                 12,000                      12/17/99
Blue Water Master Fund, L.P.....................                  4,000                      12/20/99
Blue Water Master Fund, L.P.....................                 21,500                      12/21/99
Blue Water Master Fund, L.P.....................                  8,000                      12/22/99
Blue Water Master Fund, L.P.....................                 10,000                      12/22/99
Blue Water Master Fund, L.P.....................                  8,000                      12/22/99
Blue Water Master Fund, L.P.....................                  2,500                      12/22/99
Blue Water Master Fund, L.P.....................                  3,000                      12/22/99
Blue Water Master Fund, L.P.....................                  5,000                      12/22/99
Blue Water Master Fund, L.P.....................                  8,500                      12/22/99
Blue Water Master Fund, L.P.....................                  8,500                      12/22/99
Blue Water Master Fund, L.P.....................       500                                   12/23/99
Blue Water Master Fund, L.P.....................    10,000                                   12/27/99
Blue Water Master Fund, L.P.....................     1,000                                   12/27/99

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................    14,000                                   12/28/99
Blue Water Master Fund, L.P.....................    30,000                                   12/28/99
Blue Water Master Fund, L.P.....................       600                                   12/28/99
Blue Water Master Fund, L.P.....................     4,700                                   12/28/99
Blue Water Master Fund, L.P.....................    10,000                                   12/29/99
Blue Water Master Fund, L.P.....................    17,000                                   12/30/99
Blue Water Master Fund, L.P.....................                  5,000                      12/30/99
Blue Water Master Fund, L.P.....................     5,000                                   12/31/99
Blue Water Master Fund, L.P.....................     2,100                                   12/31/99
Blue Water Master Fund, L.P.....................    17,500                                     1/3/00
Blue Water Master Fund, L.P.....................     8,900                                     1/3/00
Blue Water Master Fund, L.P.....................    30,000                                     1/4/00
Blue Water Master Fund, L.P.....................    10,000                                     1/5/00
Blue Water Master Fund, L.P.....................    38,300                                     1/7/00
Blue Water Master Fund, L.P.....................    34,000                                     1/7/00
Blue Water Master Fund, L.P.....................     4,700                                     1/7/00
Blue Water Master Fund, L.P.....................    13,000                                    1/10/00
Blue Water Master Fund, L.P.....................     2,500                                    1/10/00
Blue Water Master Fund, L.P.....................    65,000                                    1/10/00
Blue Water Master Fund, L.P.....................    16,000                                    1/11/00
Blue Water Master Fund, L.P.....................    23,000                                    1/12/00
Blue Water Master Fund, L.P.....................     6,100                                    1/14/00
Blue Water Master Fund, L.P.....................    18,000                                    1/18/00
Blue Water Master Fund, L.P.....................    20,000                                    1/19/00
Blue Water Master Fund, L.P.....................    31,100                                    1/19/00
Blue Water Master Fund, L.P.....................     8,900                                    1/20/00
Blue Water Master Fund, L.P.....................    11,500                                    1/20/00
Blue Water Master Fund, L,P.....................    21,000                                    1/21/00
Blue Water Master Fund, L.P.....................     9,000                                    1/25/00
Blue Water Master Fund, L,P.....................    15,000                                    1/25/00
Blue Water Master Fund, L.P.....................     4,000                                    1/26/00
Blue Water Master Fund, L.P.....................    17,800                                    1/27/00
Blue Water Master Fund, L.P.....................     2,000                                    1/27/00
Blue Water Master Fund, L.P.....................     5,500                                    1/27/00
Blue Water Master Fund, L.P.....................     3,500                                    1/27/00
Blue Water Master Fund, L.P.....................    12,000                                    1/27/00
Blue Water Master Fund, L.P.....................     9,000                                    1/31/00
Blue Water Master Fund, L.P.....................    34,000                                     2/1/00
Blue Water Master Fund, L.P.....................     7,200                                     2/2/00
Blue Water Master Fund, L.P.....................    11,000                                     2/2/00
Blue Water Master Fund, L.P.....................    25,000                                     2/3/00
Blue Water Master Fund, L.P.....................     1,800                                     2/4/00
Blue Water Master Fund, L.P.....................                  4,400                        2/7/00
Blue Water Master Fund, L.P.....................    12,500                                     2/8/00
Blue Water Master Fund, L.P.....................     3,500                                     2/8/00
Blue Water Master Fund, L.P.....................    12,000                                     2/9/00
Blue Water Master Fund, L.P.....................                  5,300                       2/10/00
Blue Water Master Fund, L.P.....................                 14,700                       2/11/00
Blue Water Master Fund, L.P.....................                 27,800                       2/11/00

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................     2,500                                    2/14/00
Blue Water Master Fund, L.P.....................     1,000                                    2/15/00
Blue Water Master Fund, L.P.....................    20,000                                    2/15/00
Blue Water Master Fund, L.P.....................     2,000                                    2/16/00
Blue Water Master Fund, L.P.....................    10,000                                    2/16/00
Blue Water Master Fund, L.P.....................                  5,000                       2/16/00
Blue Water Master Fund, L.P.....................     2,000                                    2/17/00
Blue Water Master Fund, L.P.....................     8,900                                    2/18/00
Blue Water Master Fund, L.P.....................    31,000                                     4/4/00
Blue Water Master Fund, L.P.....................    16,000                                     4/4/00
Blue Water Master Fund, L.P.....................    22,000                                     4/4/00
Blue Water Master Fund, L.P.....................    14,000                                     4/5/00
Blue Water Master Fund, L.P.....................     7,500                                     4/5/00
Blue Water Master Fund, L.P.....................    21,000                                     4/5/00
Blue Water Master Fund, L,P.....................     2,500                                     4/5/00
Blue Water Master Fund, L.P.....................     3,500                                     4/7/00
Blue Water Master Fund, L,P.....................     7,600                                    4/10/00
Blue Water Master Fund, L,P.....................                                              4/11/00
Blue Water Master Fund, L.P.....................    15,000                                    4/24/00
Blue Water Master Fund, L.P.....................     8,000                                    4/24/00
Blue Water Master Fund, L.P.....................    15,000                                    4/25/00
Blue Water Master Fund, L.P.....................    15,000                                    4/25/00
Blue Water Master Fund, L.P.....................     6,000                                    4/25/00
Blue Water Master Fund, L.P.....................     8,200                                    4/25/00
Blue Water Master Fund, L.P.....................     8,900                                    4/26/00
Blue Water Master Fund, L.P.....................    17,000                                    4/26/00
Blue Water Master Fund, L,P.....................    18,500                                    4/27/00
Blue Water Master Fund, L.P.....................     9,500                                    4/27/00
Blue Water Master Fund, L.P.....................    23,000                                    4/27/00
Blue Water Master Fund, L.P.....................    30,000                                    4/28/00
Blue Water Master Fund, L.P.....................     7,000                                    4/28/00
Blue Water Master Fund, L.P.....................     3,500                                    4/28/00
Blue Water Master Fund, L.P.....................    15,000                                    4/28/00
Blue Water Master Fund, L.P.....................     2,500                                     5/3/00
Blue Water Master Fund, L.P.....................    28,400                                     5/3/00
Blue Water Master Fund, L.P.....................    48,700                                     5/4/00
Blue Water Master Fund, L.P.....................   148,100                                     5/5/00
Blue Water Master Fund, L.P.....................    72,900                                     5/8/00
Blue Water Master Fund, L.P.....................     5,000                                     5/6/00
Blue Water Master Fund, L,P.....................    29,200                                     5/9/00
Blue Water Master Fund, L.P.....................                  5,000                     1/30/2001
Blue Water Master Fund, L.P.....................                  1,000                     2/01/2001
Blue Water Master Fund, L.P.....................                  4,000                     2/02/2001
Blue Water Master Fund, L.P.....................                    500                     2/22/2001
Blue Water Master Fund, L.P.....................                  2,700                     3/08/2001
Blue Water Master Fund, L.P.....................                  1,000                     3/13/2001
Blue Water Master Fund, L.P.....................                  2,600                     3/20/2001
Blue Water Master Fund, L.P.....................                 10,800                     3/21/2001
Blue Water Master Fund, L.P.....................                 15,300                     3/22/2001

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Master Fund, L.P.....................                 16,700                     3/23/2001
Blue Water Master Fund, L.P.....................                  8,500                     3/26/2001
Blue Water Partners II, L.P.....................    16,700                                     1/6/00
Blue Water Partners II, L.P.....................     5,700                                     1/7/00
Blue Water Partners II, L.P.....................     5,000                                     1/7/00
Blue Water Partners II, L.P.....................     1,200                                     1/7/00
Blue Water Partners II, L.P.....................     8,000                                    1/10/00
Blue Water Partners II, L.P.....................     2,000                                    1/10/00
Blue Water Partners II, L.P.....................     2,000                                    1/11/00
Blue Water Partners II, L.P.....................     2,000                                    1/12/00
Blue Water Partners II, L.P.....................    48,900                                    1/14/00
Blue Water Partners II, L.P.....................     2,000                                    1/18/00
Blue Water Partners II, L.P.....................     3,000                                    1/19/00
Blue Water Partners II, L.P.....................       900                                    1/19/00
Blue Water Partners II, L.P.....................       500                                    1/20/00
Blue Water Partners II, L.P.....................     1,100                                    1/20/00
Blue Water Partners II, L.P.....................     2,000                                    1/2S/00
Blue Water Partners II, L.P.....................     5,000                                    1/26/00
Blue Water Partners II, L.P.....................       500                                    1/27/00
Blue Water Partners II, L.P.....................       500                                    1/27/00
Blue Water Partners II, L.P.....................     2,200                                    1/27/00
Blue Water Partners II, L.P.....................    35,000                                    1/28/00
Blue Water Partners II, L.P.....................     1,000                                     2/l/00
Blue Water Partners II, L.P.....................       800                                     2/2/00
Blue Water Partners II, L.P.....................     1,000                                     2/2/00
Blue Water Partners II, L.P.....................     4,000                                     2/3/00
Blue Water Partners II, L.P.....................       200                                     2/4/00
Blue Water Partners II, L.P.....................     1,500                                     2/9/00
Blue Water Partners II, L.P.....................     2,500                                     2/9/00
Blue Water Partners II, L.P.....................     3,000                                    2/10/00
Blue Water Partners II, L.P.....................     1,000                                    2/11/00
Blue Water Partners II, L.P.....................                  5,000                       2/11/00
Blue Water Partners II, L.P.....................     2,500                                    2/14/00
Blue Water Partners II, L.P.....................     1,500                                    2/15/00
Blue Water Partners II, L.P.....................    15,000                                    2/15/00
Blue Water Partners II, L.P.....................     3,000                                    2/16/00
Blue Water Partners II, L.P.....................       500                                    2/16/00
Blue Water Partners II, L.P.....................       500                                    2/17/00
Blue Water Partners II, L.P.....................     1,100                                    2/18/00
Blue Water Partners II, L.P.....................    56,200                                    2/24/00
Blue Water Partners II, L.P.....................     5,600                                    2/25/00
Blue Water Partners II, L.P.....................     9,500                                    2/28/00
Blue Water Partners II, L.P.....................     7,500                                    2/29/00
Blue Water Partners II, L.P.....................     6,000                                    3/14/00
Blue Water Partners II, L.P.....................     2,500                                    3/15/00
Blue Water Partners II, L.P.....................     7,000                                    3/15/00
Blue Water Partners II, L.P.....................     2,300                                    3/16/00
Blue Water Partners II, L.P.....................     5,000                                    3/17/00
Blue Water Partners II, L.P.....................    13,000                                    3/21/00

                                                   SHARES                      OTHER
NAME                                              PURCHASED   SHARES SOLD   TRANSACTIONS      DATE
----                                              ---------   -----------   ------------   ----------
Blue Water Partners II, L.P.....................     2,500                                    3/21/00
Blue Water Partners II, L.P.....................     3,500                                    3/21/00
Blue Water Partners II, L.P.....................     7,500                                    3/22/00
Blue Water Partners II, L.P.....................     6,500                                    3/27/00
Blue Water Partners II, L.P.....................     4,000                                    3/29/00
Blue Water Partners II, L.P.....................     6,000                                    3/29/00
Blue Water Partners II, L.P.....................     8,500                                    3/30/00
Blue Water Partners II, L.P.....................     4,000                                     4/4/00
Blue Water Partners II, L.P.....................     2,000                                     4/4/00
Blue Water Partners II, L.P.....................     1,100                                    4/26/00
Blue Water Partners II, L.P.....................     2,000                                    4/27/00
Jonathan Iseson.................................    32,000                                     32,000
Eddy Raymond Maria Verresen.....................     1,300                                   10/20/00
Eddy Raymond Maria Verresen.....................     2,500                                   10/20/00
Eddy Raymond Maria Verresen.....................       400                                   10/23/00
Eddy Raymond Maria Verresen.....................       800                                   10/24/00
Eddy Raymond Maria Verresen.....................                  2,000                      11/15/00
Eddy Raymond Maria Verresen.....................     1,000                                     2/8/01
Eddy Raymond Maria Verresen.....................     2,500                                     3/5/01
Eddy Raymond Maria Verresen.....................     2,500                                     3/5/01
Eddy Raymond Maria Verresen.....................     3,500                                    3/19/01
Eddy Raymond Maria Verresen.....................     1,500                                    3/20/01

                               FORM OF PROXY CARD


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



    The undersigned hereby appoints Najeeb U. Ghauri, with full power of substitution, as its, his or her proxy to represent and vote, as designated below, all of the shares of the common stock of NetSol International, Inc., registered in the name of the undersigned at the close of business on May 11, 2001 with the powers the undersigned would possess if personally present at the special meeting of stockholders of NetSol to be held at NetSol's offices at 24025 Park Sorrento, Calabasas, California beginning at 9:00 a.m. (local time), on June 11, 2001 and at any adjournment or postponement thereof, hereby revoking any proxy or proxies previously given; and to vote the shares of the undersigned at such meeting with respect to: (i) proposal 1 by the NetSol Shareholders Group, LLC to amend the company's bylaws so as to increase the size of the board of directors from eight to fifteen directors, (ii) if proposal 1 is successful, proposal 2 regarding the election of new directors to the newly created vacancies, including the right in his discretion to cumulate and distribute the aggregate cumulative votes in respect of such shares as he chooses among the nominees as to whom the undersigned has not withheld authority, and (iii) proposals 3 through 11 of the board of directors to amend and restate the company's articles of incorporation and bylaws to permit the actions specified below for each of those proposals; and, unless the undersigned indicates otherwise, with discretionary authority to act on matters as may properly come before the special meeting or any adjournments or postponements thereof.



YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL NO. 1 AND VOTE "FOR" THE BOARD'S NOMINEES IN PROPOSAL NO. 2. AND "FOR" PROPOSALS NO. 3 THROUGH 11.



PROPOSAL 1. Amend the company's bylaws so as to increase the size of the board of directors from 8 to 15 directors.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 2. If proposal 1 is successful, elect the following persons to serve as members of the board of directors of NetSol International, Inc., Rick Poole, Fred Firth, Eugen Beckert, and James L. Arrington.



         / / VOTE FOR ALL NOMINEES                     / / WITHHOLD AUTHORITY TO
  (except as marked to the contrary below)               VOTE FOR ALL NOMINEES



To vote for any individual nominee, write that nominee's name in the space below.
________________________________________________________________________



To withhold authority for any nominee indicate such in the space below such nominee's name on the line provided; and


To cumulate votes, place the number or percentage of votes for a nominee below such nominee's name on the line provided:



Rick Poole,         Fred Firth,         Eugen Beckert,      James L. Arrington
________________    ________________    ________________    ________________

PROPOSAL 3. Amend and restate the articles of incorporation to remove cumulative voting in the election of directors.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 4. Amend and restate the articles of incorporation to provide for a classified board of directors so each directors is elected for a three year term with one-third of the board standing for election each year.



/ / AGAINST         / / ABSTAIN         / / FOR

             (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

PROPOSAL 5. Amend and restate the articles of incorporation and bylaws to provide that any action required or permitted to be taken by the stockholders may be effected only at an annual or special meeting of stockholders, and not by written consent of stockholders.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 6. Amend and restate the articles of incorporation and bylaws to provide that only the chief executive officer, president, chairman of the board or board of directors may call a special meeting of stockholders.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 7. Amend and restate the articles of incorporation and bylaws to provide for an advance notice procedure for the nomination, other than by or at the direction of the board of directors, of candidates for election as directors as well as for other proposals to be considered at meetings of stockholders.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 8. Amend and restate the articles of incorporation and bylaws to provide that directors may only be removed from office for cause.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 9. Amend and restate the articles of incorporation and bylaws to provide that the affirmative vote of holders of at least 66-2/3% vote of the outstanding voting stock be required to amend the bylaws or articles of incorporation.



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 10. Amend and restate the articles of incorporation to authorize 5,000,000 shares of undesignated preferred stock with right, preferences and privileges to be designated by the board without stockholder vote; and



/ / AGAINST         / / ABSTAIN         / / FOR

PROPOSAL 11. Amend and restate the articles of incorporation and bylaws to provide for limited liability for the directors, officers and other agents of the company.



/ / AGAINST         / / ABSTAIN         / / FOR

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "AGAINST" PROPOSAL NO. 1 AND "FOR" THE BOARD'S NOMINEES IN PROPOSAL NO. 2 AND "FOR" PROPOSALS NO. 3 THROUGH NO. 11.



/ / Check this box to withhold discretion to vote on other matters properly presented.



                                  Dated: ________________________________, 2001
                                  ________________________________________
                                  (Signature)
                                  ________________________________________
                                  (Second signature)



                                  PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.

                           NETSOL INTERNATIONAL, INC

                           REVOCATION OF CONSENT CARD

    This revocation of consent is solicited on behalf of the board of directors of NetSol International, Inc. in opposition to the solicitation by the NetSol Shareholders Group, LLC (the "Group"). Unless otherwise specified below, the undersigned, a holder of shares of common stock, par value $0.001 per share (the "Common Stock"), of NetSol International, Inc., a Nevada corporation (the "Company"), on May 11, 2001, (the "Record Date"), acting with respect to all of the shares of Common Stock held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the proposals listed below:

    THE BOARD OF DIRECTORS OF NETSOL INTERNATIONAL, INC., NOT INCLUDING CARY BURCH, RECOMMENDS THAT YOU ``REVOKE CONSENT" AS TO PROPOSALS 1 AND 2.

    PLEASE SIGN, DATE AND MAIL THIS CONSENT REVOCATION CARD TODAY. IF NO DIRECTION IS MADE WITH RESPECT TO ONE OR MORE OF THE FOLLOWING PROPOSALS, OR IF YOU MARK THE ``REVOKE CONSENT" BOX WITH RESPECT TO ONE OR MORE OF THE FOLLOWING PROPOSALS, THIS CONSENT REVOCATION CARD WILL REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO SUCH PROPOSALS.

GROUP PROPOSAL 1--Amend the bylaws of the company to increase and fix the authorized number of directors of the board at fifteen directors.

            REVOKE CONSENT  / /            DO NOT REVOKE CONSENT  / /

GROUP PROPOSAL 2--Proposal to elect the following persons to serve as members of the board of directors of the company: Jonathan Iseson, Gregory Martin, Peter Sollenne, Timothy Moynagh, Eddy Raymond Maria Verresen, Shelly Singhal, and Donald Danks.

            REVOKE CONSENT  / /            DO NOT REVOKE CONSENT  / /

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

Instruction: If you wish to revoke consent to the election of certain of the Nominees, but not all of them, check the ``Revoke Consent" box above and write the name of each such person as to whom you do not wish to revoke consent in the following space: ____________________________________________________.

If no box is marked above with respect to this Proposal, the undersigned will be deemed to revoke consent to such Proposal, except that the undersigned will not be deemed to revoke consent to the election of any candidate whose name is written in the space provided above.

IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN. PLEASE SIGN YOUR NAME BELOW EXACTLY AS IT APPEARS HEREON. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                       Dated ___________________________________

                                       _________________________________________
                                                       SIGNATURE

                                       _________________________________________
                                               SIGNATURE IF HELD JOINTLY

                                       _________________________________________
                                                       TITLE(S)

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT MACKENZIE PARTNERS, INC., TOLL-FREE AT 1-800-322-2885 OR AT PROXY@MACKENZIEPARTNERS.COM. PLEASE SIGN, DATE AND RETURN THIS CONSENT REVOCATION PROMPTLY.